                                                                   Exhibit 10.20

--------------------------------------------------------------------------------

                                 LEASE AGREEMENT

                          Dated as of November 30, 2001

                                     between

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
                                not individually,
                         but solely as the Owner Trustee
                             under S&F Trust 1998-1,

                                    as Lessor

                                       and

                               SMART & FINAL INC.,

                                    as Lessee

--------------------------------------------------------------------------------

This Lease Agreement is subject to a security interest in favor of Fleet Capital Corporation, as the agent for the Lenders and, respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent") under a Security Agreement dated as of November 30,
                -----
2001, between Wells Fargo Bank Northwest, National Association, not individually, but solely as the Owner Trustee under S&F Trust 1998-1 and the Agent. This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

                                TABLE OF CONTENTS

                                                                                                                 Page
ARTICLE I.....................................................................................................    5
   1.1   Definitions..........................................................................................    5
   1.2   Interpretation.......................................................................................    5

ARTICLE II....................................................................................................    5
   2.1   Property.............................................................................................    5
   2.2   Lease Term...........................................................................................    6
   2.3   Title................................................................................................    6
   2.4   Lease Supplements....................................................................................    6

ARTICLE III...................................................................................................    6
   3.1   Rent.................................................................................................    6
   3.2   Payment of Basic Rent................................................................................    6
   3.3   Supplemental Rent....................................................................................    7
   3.4   Performance on a Non-Business Day....................................................................    7
   3.5   Rent Payment Provisions..............................................................................    7

ARTICLE IV....................................................................................................    7
   4.1   Taxes; Utility Charges...............................................................................    7

ARTICLE V.....................................................................................................    8
   5.1   Quiet Enjoyment......................................................................................    8

ARTICLE VI....................................................................................................    8
   6.1   Net Lease............................................................................................    8
   6.2   No Termination or Abatement..........................................................................    9

ARTICLE VII...................................................................................................    9
   7.1   Ownership of the Properties..........................................................................    9

ARTICLE VIII..................................................................................................   10
   8.1   Condition of the Properties..........................................................................   10
   8.2   Possession and Use of the Properties.................................................................   11
   8.3   Integrated Properties................................................................................   11

ARTICLE IX....................................................................................................   12
   9.1   Compliance With Legal Requirements, Insurance Requirements and Manufacturers' Specifications and
   Standards..................................................................................................   12

ARTICLE X.....................................................................................................   12
   10.1     Maintenance and Repair; Return....................................................................   12
   10.2     Environmental Inspection..........................................................................   13

ARTICLE XI....................................................................................................   14
   11.1     Modifications.....................................................................................   14
   11.2     Substitution......................................................................................   14

ARTICLE XII...................................................................................................   17
   12.1     Warranty of Title.................................................................................   17

ARTICLE XIII..................................................................................................   18
   13.1     Permitted Contests Other Than in Respect of Indemnities...........................................   18
   13.2     Impositions, Utility Charges, Other Matters; Compliance with Legal Requirements...................   18

ARTICLE XIV...................................................................................................   18
   14.1     Required Insurance................................................................................   18
   14.2     Coverage..........................................................................................   20
   14.3     Additional Insurance Requirements.................................................................   21

ARTICLE XV....................................................................................................   21
   15.1     Casualty and Condemnation.........................................................................   21
   15.2     Environmental Matters.............................................................................   23
   15.3     Notice of Environmental Matters...................................................................   24

ARTICLE XVI...................................................................................................   25
   16.1     Termination Upon Certain Events...................................................................   25
   16.2     Procedures........................................................................................   25

ARTICLE XVII..................................................................................................   25
   17.1     Lease Events of Default...........................................................................   25
   17.2     Surrender of Possession...........................................................................   28
   17.3     Reletting.........................................................................................   28
   17.4     Damages...........................................................................................   29
   17.5     [not used]........................................................................................   29
   17.6     Final Liquidated Damages..........................................................................   29
   17.7     Environmental Costs...............................................................................   30
   17.8     Waiver of Certain Rights..........................................................................   30
   17.9     Assignment of Rights Under Contracts..............................................................   30
   17.10    Remedies Cumulative...............................................................................   31

ARTICLE XVIII.................................................................................................   31
   18.1     Lessor's Right to Cure Lessee's Lease Defaults....................................................   31

ARTICLE XIX...................................................................................................   31
   19.1     Provisions Relating to Lessee's Exercise of its Purchase Option...................................   31
   19.2     No Purchase or Termination With Respect to Less than All of a Property............................   31

ARTICLE XX....................................................................................................   32
   20.1     Purchase Option or Sale Option--General Provisions................................................   32
   20.2     Lessee Purchase Option............................................................................   32
   20.3     Third Party Sale Option...........................................................................   33

ARTICLE XXI...................................................................................................   34
   21.1     Optionee Unaffected...............................................................................   34

ARTICLE XXII..................................................................................................   34
   22.1     Sale Procedure....................................................................................   34
   22.2     Application of Proceeds of Sale...................................................................   36
   22.3     Indemnity for Excessive Wear......................................................................   37
   22.4     Appraisal Procedure...............................................................................   37
   22.5     Certain Obligations Continue......................................................................   38

ARTICLE XXIII.................................................................................................   38
   23.1     Holding Over......................................................................................   38

ARTICLE XXIV..................................................................................................   38
   24.1     Risk of Loss......................................................................................   38

ARTICLE XXV...................................................................................................   39
   25.1     Assignment........................................................................................   39
   25.2     Subleases.........................................................................................   39

ARTICLE XXVI..................................................................................................   39
   26.1     No Waiver.........................................................................................   39

ARTICLE XXVII.................................................................................................   40
   27.1     Acceptance of Surrender...........................................................................   40
   27.2     No Merger of Title................................................................................   40

ARTICLE XXVIII................................................................................................   40
   28.1     Lessee's Representations and Warranties...........................................................   40
   28.2     Affirmative Covenants.............................................................................   50
   28.3     Negative Covenants................................................................................   55
   28.4     Reporting Requirements............................................................................   61
   28.5     Financial Covenants...............................................................................   65

ARTICLE XXIX..................................................................................................   66
   29.1     Notices...........................................................................................   66

ARTICLE XXX...................................................................................................   66
   30.1     Miscellaneous.....................................................................................   66
   30.2     Amendments and Modifications......................................................................   66
   30.3     Successors and Assigns............................................................................   67
   30.4     Headings and Table of Contents....................................................................   67
   30.5     Counterparts......................................................................................   67
   30.6     GOVERNING LAW.....................................................................................   67
   30.7     [Not Used]........................................................................................   67
   30.8     Memoranda of Lease and Lease Supplements..........................................................   67
   30.9     Allocations between the Lenders and the Holders...................................................   67
   30.10    Limitations on Recourse...........................................................................   68

   30.11    WAIVERS OF JURY TRIAL.............................................................................   68
   30.12    Exercise of Lessor Rights.........................................................................   68
   30.13    SUBMISSION TO JURISDICTION AND VENUE..............................................................   68
   30.14    USURY SAVINGS PROVISION...........................................................................   68
   30.15    Release of Collateral.............................................................................   69

EXHIBITS
--------

EXHIBIT A - Form of Lease Supplement
EXHIBIT B - Form of Memorandum of Lease and Lease Supplement

SCHEDULES
---------

SCHEDULE 28.1(b) - Capital Stock of Subsidiaries of Borrower
SCHEDULE 28.1(d) - Approvals and Consents
SCHEDULE 28.1(h) - Litigation
SCHEDULE 28.1(j) - Pension Plans
SCHEDULE 28.1(l)(ii) - Environmental Matters
SCHEDULE 28.1(n) - Open Years
SCHEDULE 28.1(q)(i) - Surviving Debt
SCHEDULE 28.1(r)(i) - Owned Real Property
SCHEDULE 28.1(r)(ii) - Leased Real Property
SCHEDULE 28.1(s) - Existing Investments
SCHEDULE 28.1(t) - Intellectual Property
SCHEDULE 28.1(u) - Certain Agreements, Etc.
SCHEDULE 28.1(y) - Insurance
SCHEDULE 28.3(a) - Existing Liens

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE AGREEMENT dated as of November 30, 2001 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Lease") is between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national
 -----
banking association, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, not individually, but solely as the Owner Trustee under S&F Trust 1998-1, as lessor ("Lessor"), and SMART & FINAL INC., a Delaware
                              ------
corporation, having its principal place of business at 600 Citadel Drive, Commerce, California 90040, as lessee ("Lessee").
                                        ------

                                   RECITALS:
                                   ---------

     A. WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, each Property; and

     B. WHEREAS, subject to the terms and conditions of the Participation Agreement the Term shall commence on the Closing Date.

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

                                   ARTICLE I

     1.1  Definitions.
          -----------

     For purposes of this Lease, capitalized terms used in this Lease and not otherwise defined herein shall have the meanings assigned to them in Appendix A
                                                                     ----------
to that certain Participation Agreement dated as of November 30, 2001 (the "Participation Agreement") among Lessee, Lessor, the Guarantors, the Holders,
 -----------------------
the Lenders, and FLEET CAPITAL CORPORATION, as agent for the Lenders and, respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests.

     1.2  Interpretation.
          --------------

     The rules of usage set forth in Appendix A to the Participation Agreement
                                     ----------
shall apply to this Lease.

                                  ARTICLE II

     2.1  Property.
          --------

     Subject to the terms and conditions hereinafter set forth and contained in the respective Lease Supplement relating to each Property, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, each Property.

     2.2  Lease Term.
          ----------

     The term of this Lease with respect to each Property (the "Term") shall
                                                                ----
begin upon the Closing Date (the "Term Commencement Date") and shall end on the
                                  ----------------------
date which is one day prior to the fifth anniversary of the Closing Date (the
                                                                          ---
"Expiration Date").
 ---------------

     2.3  Title.
          -----

     Each Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession (if any), the existing state of title (including without limitation the Permitted Liens) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in Lessor's title to any Property or any interest of Lessee therein other than for Lessor Liens.

     2.4  Lease Supplements.
          -----------------

     On or prior to the Term Commencement Date, Lessee and Lessor shall each execute and deliver a Lease Supplement for each Property in substantially the form of Exhibit A hereto.
        ---------

                                  ARTICLE III

     3.1  Rent.
          ----

          (a) Lessee shall pay Basic Rent in arrears on each Payment Date, and on any date on which this Lease shall terminate with respect to any or all Properties during the Term. The Basic Rent attributable to a Property on each Payment Date is indicated on Schedule 2 to the applicable Lease
                                       ----------
     Supplement.

          (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor to such account or accounts at such bank or banks as Lessor shall from time to time direct.

          (c) Lessee's inability or failure to take possession of all or any portion of any Property when delivered by Lessor, whether or not attributable to any act or omission of Lessor, Lessee or any other Person or for any other reason whatsoever, shall not delay or otherwise affect Lessee's obligation to pay Rent for such Property in accordance with the terms of this Lease.

          (d) Lessee shall make all payments of Rent prior to 9:00 a.m., Los Angeles time, on the applicable date for payment of such amount.

     3.2  Payment of Basic Rent.
          ---------------------

     Basic Rent shall be paid absolutely net to Lessor or its designee, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

     3.3  Supplemental Rent.
          -----------------

     Lessee shall pay to the Person entitled thereto any and all Supplemental Rent when and as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent within three days after the same is due, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. All such payments of Supplemental Rent shall be in the full amount thereof, without setoff, deduction or reduction. Lessee shall pay to the appropriate Person, as Supplemental Rent due and owing to such Person, among other things, on demand, (a) any and all payment obligations (except for amounts payable as Basic Rent) owing from time to time under the Operative Agreements by any Person to the Agent, any Lender, any Holder or any other Person, (b) interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the appropriate Person for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid and
(c) amounts referenced as Supplemental Rent obligations pursuant to Section 8.3 of the Participation Agreement. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

     3.4  Performance on a Non-Business Day.
          ---------------------------------

     If any Basic Rent is required hereunder on a day that is not a Business Day, then such Basic Rent shall be due on the next succeeding Business Day. If any Supplemental Rent is required hereunder on a day that is not a Business Day, then such Supplemental Rent shall be due on the next succeeding Business Day.

     3.5  Rent Payment Provisions.
          -----------------------

     Lessee shall make payment of all Basic Rent and Supplemental Rent when due regardless of whether any of the Operative Agreements pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements. Such provisions of such Operative Agreements and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such Operative Agreements.

                                   ARTICLE IV

     4.1  Taxes; Utility Charges.
          ----------------------

     Lessee shall pay or cause to be paid all Impositions with respect to the Properties and/or the use, occupancy, operation, repair, access, maintenance or operation thereof and all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents, utilities and operating expenses of any kind or type used in or on any Property and related real property during the Term. Upon Lessor's request, Lessee shall provide from time to time Lessor with evidence of all such payments referenced in the foregoing sentence. Unless a Lease Default or Lease Event of Default shall have occurred and be continuing, Lessee shall be entitled to receive any credit or refund with respect to any Imposition or utility charge paid by Lessee. Unless a Lease Default or Lease Event of Default shall have occurred and be continuing, the amount of any credit or refund received by Lessor on account of any Imposition or utility charge paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for Impositions or utilities imposed with respect to any Property for a period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof.

                                   ARTICLE V

     5.1  Quiet Enjoyment.
          ---------------

     Subject to the rights of Lessor contained in Sections 17.2, 17.3 and 20.3
                                                  -------------  ----     ----
and the other terms of this Lease and the other Operative Agreements and so long as no Lease Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy each Property for the applicable Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the Term Commencement Date.

                                   ARTICLE VI

     6.1  Net Lease.
          ---------

     This Lease shall constitute a net lease, and the obligations of Lessee hereunder are absolute and unconditional. Lessee shall pay all operating expenses arising out of the use, operation and/or occupancy of each Property. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) for any reason whatsoever, including without limitation by reason of: (a) any damage to or destruction of any Property or any part thereof; (b) any taking of any Property or any part thereof or interest therein by Condemnation or otherwise;
(c) any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of any Property or any part thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (d) any title defect, Lien or any matter affecting title to any Property; (e) any eviction by paramount title or otherwise; (f) any default by Lessor hereunder;
(g) any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding relating to or affecting the Agent, any Lender, Lessor, Lessee, any Holder or any Governmental Authority; (h) the impossibility or illegality of performance by Lessor, Lessee or both; (i) any action of any Governmental Authority or any other Person; (j) Lessee's acquisition of ownership of all or part of any Property; (k) breach of any warranty or representation with respect to any Property or any Operative Agreement; (l) any defect in the condition, quality or fitness for use of any Property or any part thereof, or (m) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this Lease. Lessor and Lessee acknowledge and agree that the provisions of this Section 6.1 have been specifically reviewed and subjected to negotiation.
     -----------

     6.2  No Termination or Abatement.
          ---------------------------

     Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting any Person or any Governmental Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of any Person or any Governmental Authority or by any court with respect to any Person, or any Governmental Authority. Lessee hereby waives all right (a) to terminate or surrender this Lease (except as permitted under the terms of the Operative Agreements) or (b) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                  ARTICLE VII

     7.1 Ownership of the Properties.
         ---------------------------

          (a) Lessor and Lessee intend that for federal and all state and local income tax purposes, bankruptcy purposes, regulatory purposes, commercial law and real estate purposes and all other purposes (other than for accounting purposes) (A) this Lease will be treated as a financing arrangement and (B) Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to owners of property similar to the Properties for such tax purposes. Notwithstanding the foregoing, neither party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory, commercial or real estate law or under any other set of rules. Lessee shall claim the cost recovery deductions associated with each Property, and Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with Lessee's claim of such deductions.

          (b) For all purposes described in Section 7.1(a), Lessor and Lessee
                                            --------------
     intend this Lease to constitute a financing and not a true lease. In order to secure the obligations of Lessee now existing or hereafter arising under any and all Operative Agreements, Lessee hereby conveys, grants, assigns, transfers, hypothecates, mortgages and sets over to Lessor, for the benefit of all Financing Parties, a first priority security interest in and lien on all right, title and interest of Lessee (now owned or hereafter acquired) in and to all Properties to the extent such is personal property. Lessor and Lessee further intend and agree that, for the purpose of securing the obligations of Lessee now existing or hereafter arising under the Operative Agreements, this Lease shall be a security agreement within the meaning of Article 9 of the Uniform Commercial Code respecting all personal property that is part of the Properties and all proceeds (including without limitation insurance proceeds) thereof. Lessee shall promptly take such actions as Lessor may reasonably request (including without limitation the filing of UCC Financing Statements) to ensure that the lien and security interest in the personal property that is part of the Properties will be a perfected lien and security interest of first priority under applicable law and will be maintained as such throughout the Term.

                                  ARTICLE VIII

     8.1  Condition of the Properties.
          ---------------------------

     LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY "AS-IS,
                                                                      ------
WHERE-IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY
--------
LESSOR (EXCEPT THAT LESSOR SHALL KEEP EACH PROPERTY FREE AND CLEAR OF LESSOR LIENS) AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY), (C) ANY STATE OF FACTS REGARDING ITS PHYSICAL CONDITION OR WHICH AN ACCURATE SURVEY MIGHT SHOW, (D) ALL APPLICABLE LEGAL REQUIREMENTS AND (E) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF AND/OR THE DATE OF THE APPLICABLE LEASE SUPPLEMENT. NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) (EXCEPT THAT LESSOR SHALL KEEP EACH PROPERTY FREE AND CLEAR OF LESSOR LIENS) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF), AND NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREON OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT. LESSEE HAS OR PRIOR TO THE TERM COMMENCEMENT DATE WILL HAVE BEEN AFFORDED FULL OPPORTUNITY TO INSPECT EACH PROPERTY AND THE IMPROVEMENTS THEREON (IF ANY), IS OR WILL BE (INSOFAR AS LESSOR, THE AGENT, EACH LENDER AND EACH HOLDER ARE CONCERNED) SATISFIED WITH THE RESULTS OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS, AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS BETWEEN LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS, ON THE ONE HAND, AND LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY LESSEE.

     8.2  Possession and Use of the Properties.
          ------------------------------------

          (a) At all times during the Term, each Property shall be a Permitted Facility and shall be used by Lessee in the ordinary course of its business. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Properties as contemplated by this Lease. Lessee shall not commit or permit any waste of the Properties or any part thereof.

          (b) The address specified for notices to Lessee by the reference in
     Section 29.1 is the principal place of business and chief executive office
     ------------
     of Lessee, and Lessee will provide Lessor with prior written notice of any change of location of its principal place of business, chief executive office or its state of formation. Regarding a particular Property, each Lease Supplement correctly identifies the initial location of the related Equipment and Improvements and contains an accurate legal description for the related parcel of Land. The Equipment and Improvements will be located at the location identified in the applicable Lease Supplement, but if no Lease Default or Lease Event of Default has occurred and is continuing, Lessee may relocate any item of Equipment to another Property. At each time Lessee is required to deliver financial statements under Article XXVIII,
                                                              --------------
     Lessee will notify Lessor in writing of the location of all Equipment that it has moved from one Property to another during the applicable fiscal quarter.

          (c) Lessee will not attach or incorporate any item of Equipment to or in any other item of equipment or personal property or to or in any real property in a manner that could give rise to the assertion of any Lien on such item of Equipment by reason of such attachment or the assertion of a claim that such item of Equipment has become a fixture and is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

          (d) On the Term Commencement Date, Lessor and Lessee shall execute for each Property a Lease Supplement containing an Equipment Schedule that has a general description of the Equipment related to the Property and an Improvement Schedule that has a general description of the Improvements related to the Property and a legal description of the Land to be leased hereunder as of such date. Simultaneously with the execution and delivery of each Lease Supplement, the Equipment, Improvements and Land, and the remainder of such Property, shall be deemed to have been accepted by Lessee for all purposes of this Lease and to be subject to this Lease.

          (e) At all times during the Term, Lessee will comply with all obligations under and (to the extent no Lease Default or Lease Event of Default exists and provided that such exercise will not impair the value, utility or remaining useful life of any Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to the Properties.

     8.3  Integrated Properties
          ---------------------

     For the duration of the Term, Lessee shall, at its sole cost and expense, cause each Property to have situated on it all of the equipment, facilities, rights, other personal property and other real property necessary or appropriate to operate, utilize, maintain and control a Permitted Facility in a commercially reasonable manner.

                                   ARTICLE IX

     9.1  Compliance With Legal Requirements, Insurance Requirements and
          --------------------------------------------------------------
          Manufacturers' Specifications and Standards.
          -------------------------------------------

     Subject to the terms of Article XIII relating to permitted contests,
                             ------------
Lessee, at its sole cost and expense, shall (a) comply in all material respects with all applicable Legal Requirements (including without limitation all Environmental Laws) and all Insurance Requirements relating to the Properties,
(b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties and (c) comply with all manufacturers' specifications and standards, including without limitation the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties, whether or not compliance therewith shall require structural or extraordinary changes in any Property or interfere with the use and enjoyment of any Property, unless the failure to procure, maintain and comply with such items identified in subparagraphs (b) and (c), individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect. Lessor agrees to take such actions as may be reasonably requested by Lessee in connection with the compliance by Lessee of its obligations under this Section
                                                                       -------
9.1.
---

                                   ARTICLE X

     10.1 Maintenance and Repair; Return.
          ------------------------------

          (a) Lessee, at its sole cost and expense, shall maintain each Property in good condition, repair and working order (ordinary wear and tear excepted) and in the repair and condition as when originally delivered to Lessor and make all necessary repairs thereto and replacements thereof, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by Section 9.1 and on a basis consistent with the
                              -----------
     operation and maintenance of properties or equipment comparable in type and function to the applicable Property, such that such Property is capable of being immediately utilized by a third party and in compliance with standard industry practice subject, however, to the provisions of Article XV with
                                                              ----------
     respect to Casualty and Condemnation.

          (b) Lessee shall not use or locate any component of any Property outside of an Approved State therefor. Lessee shall not move or relocate any component of any Property beyond the boundaries of the Land (comprising part of such Property) described in the applicable Lease Supplement, except
     (i) for the temporary removal of Equipment and other personal property for repair or replacement and (ii) as provided in Section 8.2(b).
                                                   --------------

          (c) If any component of any Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, will within a reasonable time replace such component with a replacement component which is free and clear of all Liens (other than Permitted Liens and Lessor Liens) and has a value, utility and useful life at least equal to the component replaced (assuming the component replaced had been maintained and repaired in accordance with the requirements of this Lease). All components which are added to any Property shall immediately become the property of (and title thereto shall vest in) Lessor and shall be deemed incorporated in such Property and subject to the terms of this Lease as if originally leased hereunder.

          (d) Upon reasonable advance notice, Lessor and its agents shall have the right to inspect each Property and all maintenance records with respect thereto at any reasonable time during normal business hours but shall not, in the absence of a Lease Event of Default, materially disrupt the business of Lessee.

          (e) Lessee shall cause to be delivered to Lessor (at Lessee's sole expense) one or more additional Appraisals (or reappraisals) of any Property as Lessor may request (i) if any one of Lessor, the Agent, the Trust Company, any Lender or any Holder is required pursuant to any applicable Legal Requirement to obtain such Appraisals (or reappraisals) and (ii) upon the occurrence of any Lease Event of Default.

          (f) Lessor shall under no circumstances be required to build any improvements or install any equipment on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Lease or maintain any Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of any Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of any Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenant, condition or restriction at any time in effect.

          (g) Lessee shall, upon the expiration or earlier termination of this Lease with respect to a Property, if Lessee shall not have exercised its Purchase Option with respect to such Property and purchased such Property, surrender such Property (i) pursuant to the exercise of the applicable remedies upon the occurrence of a Lease Event of Default, to Lessor or (ii) pursuant to the second paragraph of Section 22.1(a) hereof, to Lessor or
                                         ---------------
     the third party purchaser, as the case may be, subject to Lessee's obligations under this Lease (including without limitation the obligations of Lessee at the time of such surrender under Sections 9.1, 10.1(a) through
                                                   ------------  -------
     (f), 10.2, 11.1, 12.1, 22.1 and 23.1).
     ---  ----  ----  ----  ----     ----

     10.2 Environmental Inspection.
          -------------------------

     If Lessee has not given notice of exercise of its Purchase Option on the Expiration Date pursuant to Section 20.1 or for whatever reason Lessee does not
                            ------------
purchase a Property in accordance with the terms of this Lease, then not more than 120 days nor less than 60 days prior to the Expiration Date, Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment recently prepared (no more than 30 days prior to the date of delivery) by the Environmental Consultant, and in form, scope and content satisfactory to Lessor and the Majority Holders acting in good faith. Lessee shall cause a Phase II environmental site assessment, if requested by Lessor or the Majority Holders, and any necessary remediation resulting therefrom to be completed before the Expiration Date.

                                   ARTICLE XI

     11.1 Modifications.
          -------------

          (a) Lessee at its sole cost and expense, at any time and from time to time without the consent of Lessor may make modifications, alterations, renovations, improvements and additions to any Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"), and Lessee shall make any and all Modifications required
      -------------
     to be made pursuant to all Legal Requirements, Insurance Requirements and manufacturer's specifications and standards; provided, that: (i) no
                                                  --------
     Modification shall materially impair the value, utility or useful life of any Property from that which existed immediately prior to such Modification; (ii) each Modification shall be done expeditiously and in a good and workmanlike manner; (iii) no Modification shall adversely affect the structural integrity of any Property; (iv) to the extent required by
     Section 14.1(d), Lessee shall maintain builders' risk insurance at all
     ---------------
     times when a Modification is in progress; (v) subject to the terms of
     Article XIII relating to permitted contests, Lessee shall pay all costs and
     ------------
     expenses and discharge any Liens arising with respect to any Modification;
     (vi) each Modification shall comply with the requirements of this Lease (including without limitation Sections 8.2 and 10.1); and (vii) no
                                   ------------     ----
     Improvement shall be demolished or otherwise rendered unfit for use unless Lessee shall finance the proposed replacement Modification outside of this lease facility; provided, further, Lessee shall not make any Modification
                     --------  -------
     (unless required by any Legal Requirement) to the extent any such Modification, individually or in the aggregate, shall have or could reasonably be expected to have a Material Adverse Effect. All Modifications shall immediately and without further action upon their incorporation into the applicable Property (1) become property of Lessor, (2) be subject to this Lease and (3) be titled in the name of Lessor. Lessee shall not remove or attempt to remove any Modification from any Property. Lessee, at its own cost and expense, will pay for the repairs of any damage to any Property caused by the removal or attempted removal of any Modification.

          (b)  [not used]

     11.2 Substitution.
          ------------

          (a) If no Lease Default or Lease Event of Default has occurred and is continuing, subject to the consent of the Majority Secured Parties (which shall not be unreasonably withheld or delayed) and subject to the terms and conditions set forth in this Section 11.2, Lessee may, upon not less than
                                  ------------
     90 days' prior written notice to Lessor, which notice shall be accompanied by an Officer's Certificate of Lessee, signed by Lessee's chief financial officer, certifying that either (i) a Governmental Authority has threatened to take by eminent domain or otherwise the Property to be replaced or (ii) specified important business considerations exist which require a sale of such Property to a Person unrelated to Lessee, and further certifying that the Replacement Property

     (defined below) will have on the Replacement Closing Date (as defined below) a value of at least $1,000,000 and a value, residual value, remaining useful life and utility at least as great as, and will be in as good condition as, the Property it replaces, and which notice shall state whether the Property to be replaced is to be transferred on, or prior to, the Replacement Closing Date, and, if such transfer is to occur prior to the Replacement Closing Date such notice shall specify the reason therefor, the date for such transfer and a date (which may not be more than 60 days after the date the Property is transferred or the fourth anniversary of Lease Commencement Date) by which the Replacement Closing Date will occur, cause Lessor to substitute a property (the "Replacement Property") for such
                                                 --------------------
     Property in accordance with either (i) Section 11.2(b) and Section 11.2(c),
                                            ---------------     ---------------
     if the Property being replaced is transferred on the Replacement Closing Date, or (ii) Section 11.2(b) and Section 11.2(d), if the Property being
                   ---------------     ---------------
     replaced is transferred prior to the Replacement Closing Date. Each Replacement Property must be a substantially similar property having a value of at least $1,000,000 and a value, residual value, remaining useful life and utility, and be in good condition, as determined by the Appraisal Procedure (at the expense of Lessee), at least equal to the replaced Property, it being assumed for these purposes that each such Property had been maintained in the condition and repair required hereunder. Lessee's right to cause Lessor to substitute Replacement Properties for existing Properties shall be limited to Replacement Properties with an aggregate value of no more than $5,000,000 over the Term. The date on which a Replacement Property is substituted for a Property is referred to as the "Replacement Closing Date."

          (b) Lessee's right to cause Lessor to substitute a Replacement Property for a Property shall be subject to the satisfaction, on the Replacement Closing Date, at Lessee's sole cost and expense, of the conditions set forth in Section 5.3 of the Participation Agreement and of the following conditions:

               (i) The Agent's receipt of a survey of the Replacement Property in form and substance satisfactory to the Agent;

               (ii) an assignment to Lessor of any and all warranties, indemnities and claims against dealers, manufacturers, contractors or subcontractors relating to the Replacement Property;

               (iii) on or before the Replacement Closing Date, Lessor shall have received such documents and evidence with respect to Lessee, Lessor and the owner of such Replacement Property as Lessor may reasonably request in order to establish the consummation of the transactions contemplated by this Section
                                                                    -------
11.2, the taking of all necessary corporate action in connection therewith and
----
compliance with the conditions set forth in this Section 11.2, in each case in
                                                 ------------
form and substance reasonably satisfactory to the Lessor;

               (iv) Lessor shall have received satisfactory evidence as to the compliance with Article XIV hereof with respect to the Replacement Property;
                -----------

               (v) on the Replacement Closing Date, Lessor shall receive good title to the Replacement Property free and clear of Liens (other than Permitted Liens of the types referred to in Appendix A to the Participation Agreement);

               (vi) if requested by Lessor, Lessor and its authorized representatives shall have been afforded access to the Replacement Property at a mutually agreeable time prior to the Replacement Closing Date in order to conduct an inspection of the Replacement Property; and

               (vii) the Replacement Property shall include existing Improvements that will be immediately occupied by the Lessee.

          (c) If the Property being replaced is transferred on the Replacement Closing Date, upon fulfillment of the conditions set forth in Section
                                                                   -------
     11.2(b), such Replacement Property shall become a "Property" under and
     -------
     subject to this Lease for all purposes. With respect to the Property that was replaced by a Replacement Property, (i) all obligations of Lessee hereunder to pay Basic Rent for such Property shall terminate, (ii) the Property will no longer be subject to this Lease, and (ii) so long as a Lease Default or Lease Event of Default has not occurred and is not continuing, Lessor shall transfer, without recourse or warranty (except as to the absence of Lessor Liens) and on an "AS-IS, WHERE-IS" basis, all right, title and interest of Lessor in and to such Property to or at the direction of Lessee, and shall furnish to or at the direction of Lessee, and at Lessee's sole cost and expense, a Deed evidencing such transfer. If the sale price of the Property being replaced is less than the sale price of the Replacement Property, Lessee shall pay the shortfall, and if the sale price of the Property being replaced is greater than the sale price of the Replacement Property, Lessor will apply the excess amount to Lessee's obligations (including the obligation to pay Prepayment Fees) under the Operative Agreements, whether or not then due, in any order and in such portions as Lessor elects, or hold such excess or such amount as security for Lessee's obligations under this Lease and invest it at Lessee's sole risk in Permitted Investments, or both.

          (d) If the Property being replaced is transferred prior to the Replacement Closing Date, so long as a Lease Default or Lease Event of Default shall not have occurred and be continuing, Lessor shall transfer on the date specified for such transfer, without recourse or warranty (except as to the absence of Lessor Liens) and on an "AS-IS, WHERE-IS" basis, all right, title and interest of Lessor in and to the Property, and shall furnish to the transferee, at Lessee's sole cost and expense, a Deed evidencing such transfer, against payment to Lessor of an amount equal to the greater of (i) the net cash proceeds of such transfer or (ii) the portion of the Termination Value attributable to the Property, plus the Prepayment Fee attributable to the Property, whereupon the Property will no longer be subject to this Lease, but Lessee's obligation to pay Basic Rent for the Property shall continue. Lessor shall hold the amount paid to it as security for Lessee's obligations under this Lease and under the other Operative Agreements and invest the amount at Lessee's sole risk in Permitted Investments. On the Replacement Closing Date, Lessor will apply the amount held together with all earnings and less all losses and expenses, to the purchase price of the Replacement Property, and Lessee shall pay any shortfall, whereupon the Replacement Property shall become a "Property" under and subject to this Lease for all purposes. If and to the extent such amount exceeds the purchase price of the Replacement Property or if the Replacement Closing Date does not occur by the date specified therefor in Lessee's notice, Lessor will apply such excess or such amount to Lessee's obligations (including the obligation to pay Termination Value and Prepayment Fees) under the Operative Agreements, whether or not then due, in any order and in such portions as Lessor elects, or hold such excess or such amount as security for Lessee's obligations under this Lease and invest it at Lessee's sole risk in Permitted Investments, or both.

                                  ARTICLE XII

     12.1 Warranty of Title.
          -----------------

          (a) Lessee shall cause title in each Property (including without limitation all Equipment, all Improvements, all replacement components to each Property and all Modifications) immediately and without further action to vest in and become the property of Lessor and to be subject to the terms of this Lease from and after the date hereof or such date of incorporation into any Property. Subject to the terms of Article XIII relating to
                                                ------------
     permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Property, any component thereof or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by Lessor, the Agent, any Lender or any Holder pursuant to any Operative Agreement, other than Permitted Liens and Lessor Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien or Lessor Lien has occurred with respect to a Property, the Rent or any other such amounts, and Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of Lessor and/or the Agent created by the Operative Agreements are (and until the Financing Parties under the Operative Agreements have been paid in full shall remain) first priority perfected Liens subject only to Permitted Liens and Lessor Liens. At all times during the Term, Lessee shall (i) cause a valid, perfected, first priority Lien on each applicable Property to be in place in favor of the Agent (for the benefit of the Lenders and the Holders) and (ii) file, or cause to be filed, all necessary documents under the applicable real property law and Article 9 of the Uniform Commercial Code to perfect such title and Liens.

          (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING A PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIEN FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO ANY PROPERTY.

                                  ARTICLE XIII

     13.1 Permitted Contests Other Than in Respect of Indemnities.
          -------------------------------------------------------

     Except to the extent otherwise provided for in Section 11 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, Imposition or utility charge payable pursuant to Section 4.1 or any Lien,
                                                 -----------
attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement
                                              --------
and continuation of such proceedings shall suspend the collection of any such contested amount from, and suspend the enforcement thereof against, the applicable Properties, Lessor, each Holder, the Agent and each Lender; (b) there shall not be imposed a Lien (other than Permitted Liens and Lessor Liens) on any Property and no part of any Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on Lessor, any Holder, the Agent or any Lender for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this
Section 13.1. Lessor, at Lessee's sole cost and expense, shall execute and
------------
deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

     13.2 Impositions, Utility Charges, Other Matters; Compliance with Legal
          ------------------------------------------------------------------
          Requirements.
          ------------

     Except with respect to Impositions, Legal Requirements, utility charges and such other matters referenced in Section 13.1 which are the subject of ongoing
                                 ------------
proceedings contesting the same in a manner consistent with the requirements of
Section 13.1, Lessee shall cause (a) all Impositions, utility charges and such
------------
other matters to be timely paid, settled or compromised, as appropriate, with respect to each Property and (b) each Property to comply with all applicable Legal Requirements.

                                  ARTICLE XIV

     14.1 Required Insurance.
          ------------------

     Lessee will keep insured all of the Properties against loss or damage of the kinds and in the amounts customarily insured against by Persons engaged in the same or similar business for properties similarly situated, and carry such other insurance as is usually carried by such Persons; provided that with
                                                       --------
respect to each Property, in any event, Lessee will maintain the following.

          (a) Commercial General Liability Insurance. Lessee shall maintain
              --------------------------------------
     insurance against claims for bodily injury, death, products/completed operations liability and third-party property damage occurring on, in or about such Property (including adjoining streets and sidewalks) and any claims arising out of the ownership, operation, maintenance, condition and use of such Property, with a combined single limit of $1,000,000 per occurrence and $2,000,000 in the aggregate per location. Such coverage shall be written on an occurrence form with deductibles not to exceed $100,000 per occurrence and $2,000,000 in aggregate per annum.

          (b) Workers' Compensation Insurance. Lessee shall comply with the
              -------------------------------
     applicable workers' compensation laws and protect Owner Trustee, Lessor, Agent and each other Financing Party against any liability under such laws. Employers' liability insurance shall include limits of liability of not less than $100,000 per accident, $100,000 per person by disease, and $500,000 policy limit by disease.

          (c) Umbrella Coverage. Lessee shall maintain umbrella or excess
              -----------------
     liability insurance in limits of no less than $50,000,000. The policy shall specifically identify each of the liability policies described above on the schedule of underlying coverage and shall provide coverage that at least follows the form of each of the underlying policies. Required limits may be achieved by any combination of primary and excess policies.

          (d) Property Insurance. Lessee shall maintain insurance covering
              ------------------
     losses to real and personal property, including rental value, boiler & machinery, business interruption and electronic data processing (including hardware, software and media), such coverage to be written on an "all risk basis," including fire, lightning, windstorm (if commercially reasonable to obtain), hail, explosion, riot and civil commotion, aircraft and vehicles, smoke, flood (if commercially reasonable to obtain), earthquake (if commercially reasonable to obtain) and other risks which at the time are included under usual and customary extended coverage endorsements in amounts sufficient to prevent the Lessor and the Lessee from becoming a co-insurer of any loss, but in any event not less than the actual replacement value of the buildings and improvements on such Property; provided, however, that any deductible under such insurance policies shall
     --------  -------
     not be in excess of the deductibles under Lessee's property insurance coverage in effect on the Closing Date; and, provided further, that the
                                                  -------- -------
     Lessee may provide for property insurance against such claims under a blanket property insurance policy of at least $100,000,000 coverage per occurrence and $100,000,000 aggregate per annum covering all premises owned, leased or occupied by the Lessee including such Property; and provided, finally that earthquake coverage shall be in amount equal to the
     --------  -------
     probable maximum loss coverage as determined by a nationally recognized broker.

          (e) Builder's Risk Insurance. During the construction of any
              ------------------------
     Modification to such Property, Lessee shall also maintain, for the benefit of Lessor, all-risk Builders' Risk Insurance in an amount equal to the greater of the replacement value of such Property and Modification (assuming that such Property was in the condition required by the terms of this Lease immediately prior to such loss) and the then outstanding Termination Value of such Property; provided, however, that any deductible
                                         --------  -------
     amounts shall not exceed the deductibles under Lessee's property insurance coverage in effect on the Closing Date; and provided, further that
                                                 --------  -------
     earthquake coverage shall be in the amount equal to the probable maximum loss coverage as determined by a nationally recognized broker.

          (f) Flood Insurance. If such Property is located in a special flood
              ---------------
     hazard area (as defined in National Flood Insurance Reform Act), Lessee shall maintain flood insurance, for the benefit of Lessor, Agent and the other Financing Parties, in an amount at least equal to the then outstanding Termination Value of such Property, subject to deductibles not in excess of the deductibles under Lessee's flood insurance coverage in effect on the Closing Date. Prior to the date hereof and from time to time upon Lessor's request, Lessee shall deliver to Lessor evidence reasonably satisfactory to Lessor for such Property establishing whether such Property is located in a special flood hazard area.

          (g) Other Insurance. Lessee shall maintain such other insurance,
              ---------------
     including malpractice or professional liability insurance, automobile liability (if applicable) and business interruption insurance, in each case as is generally carried by owners of similar properties in such amounts and against such risks as are then customary for properties similar in use.

     14.2 Coverage.
          --------

          (a) As of the date of this Lease and annually thereafter during the Term, Lessee shall furnish the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) with certificates prepared by the insurers or insurance broker of Lessee, together with a letter from the insurance broker, showing the insurance required under Section 14.1 to be
                                                            ------------
     in effect, with (to the extent of their respective interests) the Trust, the Owner Trustee, the Agent, the Holders and the Lenders as additional insureds, with the Agent as the loss payee and evidencing the other requirements of this Article XIV; provided, so long as no Lease Default or
                          -----------  --------
     Lease Event of Default exists, any loss payable under the insurance policies required under Section 14.1(b) for losses up to $1,000,000 will be
                             ---------------
     paid to Lessee. All such insurance shall be at the cost and expense of Lessee and provided by nationally recognized, financially sound insurance companies having A (X) or better rating by A.M. Best's Key Rating Guide. This requirement shall be reviewed annually prior to the renewal or replacement of the insurance required hereunder, and any waiver of this requirement shall be at the sole discretion of the Agent. The Agent agrees that American Empire (currently rated A VIII by A.M. Best) and US Fire (currently rated A- XI by A.M. Best), two of the insurance companies of Lessee as to the coverages required under Section 14.1(b), are acceptable insurance companies for purposes of the coverages required under Section 14.1(b) so long as the limits of their coverages are not increased above their current limits and their A.M. Best ratings do not decline from the ratings in effect on the Closing Date. Lessee shall cause such certificates to include a provision for 30 days' (10 days' in the event of non-payment of premium) advance written notice by the insurer to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) in the event of cancellation, non-renewal or material alteration of such insurance. If a Lease Default or Lease Event of Default has occurred and is continuing and the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) so requests, Lessee shall deliver to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) copies of all insurance policies required by Section 14.1.
                                                            ------------

          (b) Lessee agrees that the insurance policy or policies required by
     Section 14.1 shall include an appropriate clause pursuant to which any such
     ------------
     policy shall provide that it will not be invalidated against any Financing Party should Lessee or any contractor, as the case may be, waive, at any time, any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by Lessee or any Person acting on behalf of Lessee. Lessee hereby waives any and all such rights against Lessor, the Holders, the Agent and the Lenders to the extent of payments made to any such Person under any such policy.

          (c) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV, except that Lessor may carry
                                   -----------
     separate liability insurance at Lessor's sole cost so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Article XIV to be subject to a
                                                  -----------
     coinsurance exception of any kind.

          (d) Lessee shall pay as they become due all premiums for the insurance required by Section 14.1, shall renew or replace each policy prior to the
                 ------------
     expiration date thereof or otherwise maintain the coverage required by
     Section 14.1 without any lapse in coverage.
     ------------

     14.3 Additional Insurance Requirements.
          ---------------------------------

     Not in limitation of any provision of the Operative Agreements but in addition thereto, Lessee shall obtain any and all additional insurance policies (including without limitation with respect to Condemnation) with regard to the Properties or otherwise with respect to the transactions contemplated by the Operative Agreements as reasonably requested from time to time by Lessor.

                                   ARTICLE XV

     15.1 Casualty and Condemnation.
          -------------------------

          (a) Subject to the provisions of this Article XV and Article XVI (in
                                                ----------     -----------
     the event Lessee delivers, or is obligated to deliver or is deemed to have delivered, a Termination Notice), and prior to the occurrence and continuation of a Lease Default or Lease Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any condemnation proceeds, award, compensation or insurance proceeds under Section 14.1 hereof to which
                                              ------------
     Lessee or Lessor may become entitled by reason of their respective interests in a Property (i) if all or a portion of such Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Property or any part thereof is the subject of a Condemnation; provided, however, if a Lease Default or
                                    --------  -------
     Lease Event of Default shall have occurred and be continuing or if such award, compensation or insurance proceeds shall exceed $1,000,000, then such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor and held in accordance with the terms of this Article XV. All amounts held by
                                               ----------
     Lessor hereunder on account of any award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be applied in any order Lessor elects to Lessee's obligations hereunder and under the other Operative Agreements and when all such obligations of Lessee with respect to such matters (and all other obligations of Lessee which should have been satisfied pursuant to the Operative Agreements as of such date) have been satisfied, all amounts so held by Lessor shall be paid over to Lessee or such other Person entitled thereto.

          (b) If no Lease Default or Lease Event of Default has occurred and is continuing, Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

          (c) a Casualty or a Condemnation of a Property occurs or any interest therein where damage to the affected Property is estimated to equal or exceed twenty-five percent (25%) of the Property Cost of such Property, Lessee shall promptly give notice thereof to Lessor. In the event such a Casualty or Condemnation occurs (regardless of whether Lessee gives notice thereof), then Lessee shall be deemed to have delivered a Termination Notice to Lessor and the provisions of Sections 16.1 and 16.2 shall apply.
                                            -------------     ----

          (d) In the event of a Casualty or a Condemnation (regardless of whether notice thereof must be given pursuant to paragraph (c)), this Lease shall terminate with respect to the applicable Property in accordance with
     Section 16.1 if Lessee, within 30 days after such occurrence, delivers to
     ------------
     Lessor a notice to such effect.

          (e) If pursuant to this Section 15.1 this Lease shall continue in full
                                  ------------
     force and effect following a Casualty or Condemnation with respect to the affected Property, Lessee shall, at its sole cost and expense (subject to reimbursement in accordance with Section 15.1(a)) promptly and diligently
                                      --------------
     repair any damage to the applicable Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1,
                                                         -------------     ----
     using the as-built Plans and Specifications or manufacturer's specifications for the applicable Improvements, Equipment or other components of the applicable Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the applicable Property and all applicable Legal Requirements), so as to restore the applicable Property to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied). In such event, title to the applicable Property shall remain with Lessor.

          (f) In no event shall a Casualty or Condemnation affect Lessee's obligations to pay Rent pursuant to Article III.
                                         -----------

          (g) Notwithstanding anything to the contrary set forth in Section
                                                                    --------
     15.1(a) or Section 15.1(e), if during the Term a Casualty occurs with
     -------    ---------------
     respect to a Property or Lessee receives notice of a Condemnation with respect to a Property, and following such Casualty or Condemnation, the applicable Property cannot reasonably be restored, repaired or replaced on or before the day 180 days prior to the Expiration Date or the date nine months after the occurrence of such Casualty or Condemnation (if such Casualty or Condemnation occurs during the Term) to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied) or on or before such day such Property is not in fact so restored, repaired or replaced, then Lessee shall be required to exercise its Purchase Option for such Property on the next Payment Date (notwithstanding the limits on such exercise contained in Section 20.2) and pay Lessor the Termination Value
                           ------------
     for such Property, together with the amount described in
     clause (i) of the definition of "Prepayment Fee" attributable to the Property; provided, if any Default or Event of Default has occurred and is
               --------
     continuing, Lessee shall also promptly  (and in any event within three Business Days) pay Lessor any award, compensation or insurance proceeds received on account of any Casualty or Condemnation with respect to any Property; provided, further, that if no Default or
                      --------  -------
     Event of Default has occurred and is continuing, any Excess Proceeds shall be paid to Lessee.

          (h) [not used]

     15.2 Environmental Matters.
          ---------------------

          (a) Except as provided in Section 15.2(b) below as to the requirements of Section 8.3(q) and Schedule 8.3(q) of the Participation Agreement, promptly upon Lessee's actual knowledge of the presence of any Hazardous Substance in any portion of any Property or Properties in concentrations and conditions that constitute an Environmental Violation and which, in the reasonable opinion of Lessee, the cost to undertake any legally required response, clean up, remedial or other action will or might result in a cost to Lessee of more than $100,000, Lessee shall notify Lessor in writing of such condition. In the event of any Environmental Violation (regardless of whether notice thereof must be given), Lessee shall, not later than 30 days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor a Termination Notice with respect to the applicable Property or Properties pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently undertake and diligently complete any response, clean up, remedial or other action (including without limitation the pursuit by Lessee of appropriate action against any off-site or third party source for contamination) necessary to remove, cleanup or remediate the Environmental Violation in accordance with all Environmental Laws. Any such undertaking shall be completed in accordance with prudent industry standards within 60 days after commencing the undertaking and in any event before the expiration or earlier termination of the Term. If Lessee does not deliver a Termination Notice with respect to such

     Property pursuant to Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by the Environmental Consultant a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Law. Not less than 60 days prior to any time that Lessee elects to cease operations with respect to any Property or to remarket any Property, Lessee at its expense (i) shall cause to be delivered to Lessor a Phase I environmental site assessment respecting such Property prepared within 30 days of its delivery to Lessor by the Environmental Consultant and in form, scope and content reasonably satisfactory to the Majority Secured Parties in its reasonable discretion and (ii) shall cause a Phase II environmental site assessment, if necessary, in form, scope and content reasonably satisfactory to the Majority Secured Parties, and any necessary remediation resulting therefrom to be completed before the Expiration Date.

          (b) Lessee shall cause to be delivered to Lessor, at Lessee's sole cost and expense, the Phase II environmental site assessments as required pursuant to Section 8.3(q) and Schedule 8.3(q) of the Participation Agreement. Each such assessment shall be prepared by an environmental consultant reasonably acceptable to Lessee and the Majority Secured Parties and shall be in form, scope and content reasonably satisfactory to the Majority Secured Parties. If any such assessment concludes that there is the presence of any Hazardous Substance or recommends that any further action be taken, Lessee shall, at Lessee's sole cost and expense, promptly and diligently undertake and diligently complete such action (including without limitation the pursuit by Lessee of appropriate action against any off-site or third party source for contamination) as the Majority Secured Parties may reasonably request.

          (c) Notwithstanding any other provision of any Operative Agreement, if Lessee fails to comply with any of the foregoing obligations regarding the environmental site assessments and remediation with respect to a Property, Lessee shall be obligated to purchase the Property for its Termination Value plus the Prepayment Fee attributable to the Property, and shall not be permitted to exercise (and Lessor shall have no obligation to honor any such exercise) any rights under any Operative Agreement regarding a sale of the Property to a Person other than Lessee.

     15.3 Notice of Environmental Matters.
          -------------------------------

     Promptly, but in any event within five Business Days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with any Property or Properties. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within five Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with any Property. Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by Lessor.

                                  ARTICLE XVI

     16.1 Termination Upon Certain Events.
          -------------------------------

     If Lessee has delivered, or is deemed to have delivered, written notice of a termination of this Lease with respect to the applicable Property to Lessor in the form described in Section 16.2(a) (a "Termination Notice") pursuant to the
                      ---------------     ------------------
provisions of this Lease, then following the applicable Casualty, Condemnation or Environmental Violation, this Lease shall terminate with respect to the affected Property on the applicable Termination Date.

     16.2 Procedures.
          -----------

          (a) A Termination Notice shall contain: (i) notice of termination of this Lease with respect to the affected Property on a Payment Date not more than 60 days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable agreement of Lessee
      ----------------
     to pay the Termination Value and the amount described in clause (i) of the definition of "Prepayment Fee" for the applicable Property and purchase such Property on such Termination Date.

          (b) On each Termination Date, Lessee shall pay to Lessor the Termination Value and the amount described in clause (i) of the definition of "Prepayment Fee" for the applicable Property, and Lessor shall convey such Property or the remaining portion thereof, if any, to Lessee (or Lessee's designee), all in accordance with Section 20.2.
                                                ------------

                                  ARTICLE XVII

     17.1 Lease Events of Default.
          -----------------------

     If any of the following events (each a "Lease Event of Default") occurs:
                                             ----------------------

          (a) Lessee fails to pay (i) any Basic Rent (except as set forth in clause (ii)) within three Business Days after the same has become due or
     (ii) any Termination Value, on the date it is due, or any payment of Basic Rent or Supplemental Rent or any fee due on the date of any payment of Termination Value, or any amount due on the Expiration Date;

          (b) Lessee fails to pay any Supplemental Rent (other than Supplemental Rent referred to in Section 17.1(a)(ii)) or any other Credit Party fails to
                         -------------------
     pay any amount under any Operative Agreement within three days after it receives notice that such amount is due;

          (c) Lessee fails to maintain insurance as required by Article XIV of
                                                                -----------
     this Lease or to deliver any requisite annual certificate with respect thereto within 10 days of the date such certificate is due under the terms hereof;

          (d) (i) Lessee fails to observe or perform any term, covenant, obligation or condition of Lessee under (A) Section 28.4 of this Lease if such failure continues for 10 days after the earlier of the date on which any officer of Lessee becomes aware of such or the date Lessee receives notice thereof from any Financial Party or (B) any other provision of this Lease or any other Operative Agreement to which Lessee is a party other than those set forth in Sections 17.1(a), (b), or
                                                     ----------------  ---
     (c), or any other Credit Party fails to observe or perform any term,
     ---
     covenant, obligation or condition of such Credit Party under any Operative Agreement other than those set forth in Section 17.1(a), (b) or (c) and
                                             ---------------  ---    ---
     such failure shall continue for 30 days after notice thereof to the Lessee or such Credit Party, or (ii) any representation or warranty made by Lessee or any other Credit Party set forth in this Lease or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall prove to be incorrect in any material respect when made or deemed made;

          (e) any Credit Party defaults or breaches any other obligation to any Financing Party;

          (f) any Credit Party or any Subsidiary of any Credit Party defaults (beyond applicable periods of grace and/or notice and cure) in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any principal of or interest on any Indebtedness having an outstanding principal amount of at least $5,000,000 in the aggregate (but excluding Indebtedness outstanding under the Lessee Credit Agreement) or any other event occurs or condition exists under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or otherwise to cause, or to permit the holder thereof to cause, such Indebtedness to mature; or any such Indebtedness is declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness is required to be made, in each case prior to the stated maturity thereof;

          (g) the liquidation or dissolution of any Credit Party, or the suspension of the business of Lessee for 10 days or any other Credit Party for 30 days, or the filing by any Credit Party of a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code or under any other insolvency act or law, state or federal, now or hereafter existing, or any other action of any Credit Party indicating its consent to, approval of or acquiescence in, any such petition or proceeding; the application by any Credit Party for, or the appointment by consent or acquiescence of any Credit Party of a receiver, a trustee or a custodian of any Credit Party for all or a substantial part of its property; the making by any Credit Party of any assignment for the benefit of creditors; the inability of any Credit Party or the admission by any Credit Party in writing of its inability to pay its debts as they mature; or any Credit Party taking any corporate action to authorize any of the foregoing;

          (h) the filing of an involuntary petition against any Credit Party in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver, a trustee or a custodian of any Credit Party for all or a substantial part of its property, and the continuance of any such event for 60 days undismissed, unstayed, unbonded or undischarged;

          (i) the adjudication of any Credit Party as bankrupt or insolvent;

          (j) the entering of any order in any proceedings against any Credit Party or any Subsidiary of any Credit Party decreeing the dissolution, divestiture or split-up of any Credit Party or any Subsidiary of any Credit Party, and such order remains in effect for more than 60 days;

          (k) any report, certificate, financial statement or other instrument delivered to Lessor by or on behalf of any Credit Party pursuant to the terms of this Lease or any other Operative Agreement is, or contains any representation or warranty that is, false or misleading in any material respect when made or delivered;

          (l) any Lessee Credit Agreement Event of Default has occurred and is continuing and has not been waived;

          (m) any judgments or orders for the payment of money in excess of $5,000,000 individually or $10,000,000 in the aggregate is rendered against any Credit Party or of its Subsidiary of a Credit Party and either (i) enforcement proceedings are commenced by any creditor upon the issuance of a unit of attachment, execution or similar process against any substantial part of the property of any Credit Party related to such judgment or order or (ii) there is any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect;

          (n) there shall occur one or more ERISA Events which individually or in the aggregate results in or reasonably could be expected to result in a Material Adverse Effect; or there exists any fact or circumstance that reasonably could be expected to result in the imposition of a Lien or security interest under Section 412(n) of the Internal Revenue Code or under ERISA on the assets of Lessee and its Subsidiaries;

          (o) (i) if at any time when Casino is not the single largest shareholder of Lessee, any Person or two or more Persons acting in concert (other than Casino) acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of Lessee representing 33-1/3% or more of the combined voting power of all Voting Stock of Lessee; or (ii) the majority of the seats (other than vacant seats) on the board of directors of Lessee cease to be occupied by Persons who either (a) were members of the board of directors of Lessee on the Closing Date or (b) were nominated for election by the board of directors (or any committee thereof) of Lessee, a majority of whom were directors on the Closing Date or whose election or nomination for election was previously approved by a majority of such directors; or (iii) any Person or two or more Persons acting in concert (other than Casino) shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, the power to exercise, directly or indirectly, a controlling influence over the management or policies of Lessee, other than any contract or arrangement with respect to acquisition of Voting Interests of Lessee (it being understood that such acquisition of Voting Interests is governed by clause (i) of this paragraph);

          (p) any Operative Agreement ceases to be in full force and effect as to any Credit Party; or

          (q) except as to any Credit Party which is released in connection with the Operative Agreements, the guaranty given by any Guarantor under the Participation Agreement or any material provision thereof ceases to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor denies or disaffirms such Guarantor's obligations under such guaranty, or any Guarantor defaults in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty;

then Lessor may, in addition to the other rights and remedies provided for in this Article XVII and in Section 18.1, terminate this Lease by giving Lessee
     ------------        ------------
five days notice of such termination (provided, notwithstanding the foregoing, this Lease shall be deemed to be automatically terminated without the giving of notice upon the occurrence of a Lease Event of Default under Sections 17.1(g),
                                                             ----------------
(h) or (i)), and this Lease shall terminate, and all rights of Lessee under this
---    ---
Lease shall cease. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor or any other Financing Party, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

     17.2 Surrender of Possession.
          -----------------------

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1,
                                                                 ------------
Lessee shall, upon 30 days' written notice, surrender to Lessor possession of the Properties. Lessor may enter upon and repossess the Properties by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all Equipment and severable Modifications from the Properties. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law. Upon the written demand of Lessor, Lessee shall return the Properties promptly to Lessor, in the manner and condition required by, and otherwise in accordance with the provisions of, Section 22.1(c).
               ---------------

     17.3 Reletting.
          ---------

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1,
                                                                 ------------
Lessor may, but shall be under no obligation to, relet any or all of the Properties, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet any Property or for any failure to collect any rent due upon such reletting.

     17.4 Damages.
          -------

     Neither (a) the termination of this Lease as to all or any of the Properties pursuant to Section 17.1; (b) the repossession of all or any of the
                       ------------
Properties; nor (c) the failure of Lessor to relet all or any of the Properties, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to Section 17.1, Lessee shall forthwith pay to Lessor all Rent
                  ------------
and other sums due and payable hereunder to and including without limitation the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to
Section 17.1 and until the end of the Term or what would have been the Term in
------------
the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds,
                                          ------------
if any, which are actually received by Lessor with respect to the period in question of any reletting of any Property or any portion thereof; provided, that
                                                                  --------
Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this Section 17.4 shall continue only so long as Lessor shall not have received
     ------------
the amounts specified in Section 17.6. In calculating the amount of such net
                         ------------
proceeds from reletting, there shall be deducted all of Lessor's, any Holder's, the Agent's and any Lender's reasonable expenses in connection therewith, including without limitation repossession costs, brokerage or sales commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section 17.4, such amounts shall be
                                      ------------
regarded as amounts paid on account of Rent. Lessee specifically acknowledges and agrees that its obligations under this Section 17.4 shall be absolute and
                                           ------------
unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

     17.5 [not used]
           --------

     17.6 Final Liquidated Damages.
          ------------------------

     If a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to Section 17.1 and
                                                         ------------
whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.4, Lessor shall have the right to recover, by demand to
            ------------
Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 11 of the Participation Agreement (which, if requested, shall be paid concurrently), and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages) the Termination Value, together with the amount described in clause (i) of the definition of "Prepayment Fee." Upon payment of the amount specified pursuant to the first sentence of this Section
                                                                       -------
17.6, Lessee shall be entitled to receive from Lessor, either at Lessee's
----
request or upon Lessor's election, in either case at Lessee's cost, an assignment of Lessor's entire right, title and interest in and to the Properties, Improvements, Fixtures, Modifications, Equipment and all components thereof, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease (including without limitation the release of any memoranda of Lease and/or the Lease Supplement recorded in connection therewith) and any Lessor Liens. The Properties shall be conveyed to Lessee "AS-IS, WHERE-IS" and in their then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided,
                                                                   --------
however, Lessee shall not be entitled to receive an assignment of Lessor's
-------
interest in the Properties, the Improvements, Fixtures, Modifications, Equipment or the components thereof unless Lessee shall have paid in full the Termination Value. Lessee specifically acknowledges and agrees that its obligations under this Section 17.6 shall be absolute and unconditional under any and all
     ------------
circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

     17.7 Environmental Costs.
          -------------------

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1,
                                                                 ------------
Lessee shall pay directly to any third party (or at Lessor's election, reimburse Lessor) for the cost of any environmental testing and/or remediation work undertaken respecting any Property, as such testing or work is deemed appropriate in the reasonable judgment of Lessor and the Majority Secured Parties. Lessee shall pay all amounts referenced in the immediately preceding sentence within 10 days of any request by Lessor for such payment. The provisions of this Section 17.7 shall not limit the obligations of Lessee under
                   ------------
any Operative Agreement regarding indemnification obligations, environmental testing, remediation and/or work.

     17.8 Waiver of Certain Rights.
          ------------------------

     If this Lease shall be terminated pursuant to Section 17.1, Lessee waives,
                                                   ------------
to the fullest extent permitted by Law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and
(d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.
                              ------------

     17.9 Assignment of Rights Under Contracts.
          ------------------------------------

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1,
                                                                 ------------
Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties (including without limitation all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties or any of them.

     17.10 Remedies Cumulative.
           -------------------

     The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including without limitation any mortgage foreclosure remedies.

                                 ARTICLE XVIII

     18.1 Lessor's Right to Cure Lessee's Lease Defaults.
          ----------------------------------------------

     Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including without limitation the failure by Lessee to maintain the insurance required by
Article XIV and may, to the fullest extent permitted by law, and notwithstanding
-----------
any right of quiet enjoyment in favor of Lessee, enter upon any Property, and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of any lessee. All out-of-pocket costs and expenses so incurred (including without limitation fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand.

                                  ARTICLE XIX

     19.1 Provisions Relating to Lessee's Exercise of its Purchase Option.
          ---------------------------------------------------------------

     Subject to Section 19.2, in connection with any termination of this Lease
                ------------
with respect to any Property pursuant to the terms of Section 16.2, or in
                                                      ------------
connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to any Property, and upon tender by Lessee of the amounts set forth in Sections 16.2(b) or 20.2, as applicable,
                                   ----------------    ----
Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment (by deed or other appropriate instrument) of Lessor's entire interest in such Property, in each case in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens attributable to Lessor but without any other warranties (of title or otherwise) from Lessor. Such Property shall be conveyed to Lessee "AS-IS, WHERE-IS" and in then present physical condition.

     19.2 No Purchase or Termination With Respect to Less than All of a
          --------------------------------------------------------------
          Property.
          --------

     Lessee shall not be entitled to exercise its Purchase Option or the Sale Option separately with respect to a portion of any Property consisting of Land, Equipment and Improvements but shall be required to exercise its Purchase Option or the Sale Option with respect to an entire Property.

                                   ARTICLE XX

     20.1 Purchase Option or Sale Option--General Provisions.
          --------------------------------------------------

     Subject to Section 21.1, not less than 120 days and no more than 180 days
                ------------
prior to the Expiration Date or (respecting the Purchase Option only) any Payment Date occurring after the second anniversary of the Closing Date, Lessee may give Lessor irrevocable written notice (the "Election Notice") that Lessee
                                                 ---------------
is electing to exercise either (a) the option to purchase all, but not less than all, the Properties on the Expiration Date or on the Payment Date specified in the Election Notice (the "Purchase Option") or (b) with respect to an Election
                          ---------------
Notice given in connection with the Expiration Date only, the option to remarket all, but not less than all, the Properties to a Person other than Lessee or any Affiliate of Lessee and cause a sale of such Properties to occur on the Expiration Date pursuant to the terms of Section 22.1 (the "Sale Option"). If
                                         ------------       -----------
Lessee does not give an Election Notice indicating the Purchase Option or the Sale Option at least 120 days and not more than 180 days prior to the Expiration Date, then Lessee shall be deemed to have elected the Purchase Option. If Lessee elects (or is deemed to have elected) to exercise the Purchase Option then Lessee shall pay to Lessor on the Expiration Date of the Lease the Termination Value (plus any other amounts, if any, owed under the Operative Agreements) for all the Properties (which the parties do not intend to be a bargain purchase option). Upon receipt of such amounts and satisfaction of such obligations, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to all of the Properties in accordance with Section 20.2. If Lessee elects the
                                            ------------
Sale Option, but all the Properties are not sold in accordance with the terms of
Section 22.1 on the Expiration Date, then Lessee shall pay to Lessor on such
------------
date an amount equal to the Maximum Guaranteed Residual Amount, plus all unpaid Rent and all other amounts due and payable by the Lessee hereunder or under the other Operative Agreements, as to all the Properties; provided, if the failure to sell the Properties as required above is due to Lessee's failure to perform its obligations under Section 22.1, Lessee shall pay to Lessor on such date an
                      ------------
amount equal to the Termination Value (plus any other amounts, if any, owed under the Operative Agreements) as to all the Properties.

     20.2 Lessee Purchase Option.
          ----------------------
     If no Default or Event of Default shall have occurred and be continuing (other than those that will be cured by the payment of the Termination Value for all the Properties) and if the Election Notice has been appropriately given specifying the Purchase Option, Lessee shall purchase all the Properties on the Expiration Date or Payment Date at a price equal to the Termination Value and the Prepayment Fee, if any, for such Properties (which the parties do not intend to be a "bargain" purchase price).

     Subject to Section 19.2, in connection with any termination of this Lease
                ------------
with respect to any Property pursuant to the terms of Section 16.2, or in
                                                      ------------
connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to a Property or all of the Properties, and upon tender by Lessee of the amounts set forth in Section 16.2(b) or this
                                                      ---------------
Section 20.2, as applicable, Lessor shall execute, acknowledge (where required)
------------
and deliver to Lessee, at Lessee's cost and expense, each of the following: (a) special or limited warranty Deeds conveying each Property to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a Bill of Sale conveying each Property (to the extent it is personal property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record the applicable Deed; and (d) FIRPTA affidavits. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. The applicable Property shall be conveyed to Lessee "AS-IS, WHERE-IS" and in then present physical condition.

     Any Property that is the subject of remediation efforts respecting Hazardous Substances at the Expiration Date that could materially and adversely impact its Fair Market Sales Value (with materiality determined in Lessor's discretion), shall be purchased by Lessee pursuant to this Section 20.2.
                                                           ------------

     On the Expiration Date or any other Payment Date on which Lessee has elected to exercise its Purchase Option, Lessee shall pay (or cause to be paid) to Lessor, the Agent and all other parties, as appropriate, the sum of all costs and expenses incurred by any such party in connection with the election by Lessee to exercise its Purchase Option and all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement.

     20.3 Third Party Sale Option.
          -----------------------

          (a) Provided that (i) no Lease Default or Lease Event of Default shall
              --------
     have occurred and be continuing and (ii) the Election Notice has been appropriately given specifying the Sale Option, Lessee shall undertake to cause a sale of the Properties on the Expiration Date (all as specified in the Election Notice) in accordance with Section 22.1 hereof.
                                             ------------
     Notwithstanding any prior election by the Lessee, if at any time during the Marketing Period, any Lease Default or Lease Event of Default occurs, Lessee shall be deemed to have irrevocably exercised the Purchase Option.

          (b) In the event Lessee exercises the Sale Option then, as soon as practicable and in all events not less than 60 days prior to the Expiration Date, Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment for each of the Properties, prepared within 30 days of its delivery to Lessor by the Environmental Consultant and in form, scope and content satisfactory to Lessor and the Majority Holders acting in good faith. Lessor (at the direction of the Agent) shall elect whether the costs incurred respecting the above-referenced Phase I environmental site assessment shall be paid by either (i) sales proceeds from the Properties or (ii) Lessee; provided, amounts funded by Lessee with
                                         --------
     respect to the foregoing shall be a part of (and limited by) the Maximum Residual Guarantee Amount. If Lessor does not receive an environmental site assessment for any Property by the date 60 days prior to the Expiration Date or if the environmental assessment for any Property reveals the existence of any material Environmental Violation that is not remediated (at Lessee's sole expense) by the Expiration Date, or the potential for any material Environmental Violation (with materiality in each case as determined by Lessor and the Majority Holders in their good faith discretion), then Lessee on the Expiration Date shall pay to Lessor an amount equal to the Termination Value for that Property and any and all other amounts due and owing under the Operative Agreements with respect to that Property. Upon receipt of such payment, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to that Property in accordance with Section 19.1.
                                                         ------------

                                  ARTICLE XXI

     21.1 Optionee Unaffected.
          -------------------

     Nothing contained in this Lease or in any other Operative Agreement shall prohibit CERTIFIED GROCERS OF CALIFORNIA, LTD., a California corporation ("Optionee") from exercising its option to sublease or repurchase the Commerce
  --------
Distribution Center pursuant to Article 1.1.2 and Article 1.1.3 of the Option and Right of First Refusal Agreement, dated May 19, 1998, by and between Optionee and Lessee (the "Commerce Option"). In order to facilitate the Commerce
                          ---------------
Option, Lessor hereby agrees that, notwithstanding anything to the contrary set forth in Article XX, Lessee shall have the right to deliver an Election Notice
         ----------
pursuant to which Lessee exercises its Purchase Option with respect to all of the Properties but, with respect to the Commerce Distribution Center, Lessee may direct the Lessor to deliver the transfer documents described in the second paragraph of Section 20.2 above to the Optionee rather than to Lessee and to
             ------------
accept payment of the Termination Value with respect to the Commerce Distribution Center from Optionee on behalf of Lessee; provided that Lessee
                                                       --------
shall comply fully with all of the terms and conditions set forth in this Lease with respect to delivery of an Election Notice and the exercise of its Purchase Option and provided, further, that Lessee shall remain liable for all of the
           --------  -------
payments required under Section 20.2 including, without limitation, payment of
                        ------------
the Termination Value for the Commerce Distribution Center.

                                  ARTICLE XXII

     22.1 Sale Procedure.
          --------------

          (a) During the Marketing Period, Lessee, on behalf of Lessor, shall obtain bids for the cash purchase of all the Properties in connection with a sale to one or more third party purchasers to be consummated on the Expiration Date or such earlier date as is acceptable to the Agent and the Lessee (the "Sale Date") for the highest price available, shall notify
                  ---------
     Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for each such Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. All such prospective purchasers must be Persons other than Lessee or any Affiliate of Lessee. On the Sale Date, Lessee shall pay (or cause to be paid) to Lessor and all other parties, as appropriate, all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement and Lessor (at the direction of the Agent) shall elect whether the costs and expenses incurred by Lessor and/or the Agent respecting the sale of one or more Properties shall be paid by either (i) sales proceeds from the Properties or (ii) Lessee; provided, amounts funded by Lessee with respect to such costs and
             --------
     expenses shall be a part of (and limited by) the Maximum Residual Guarantee Amount.

     Lessor may reject any and all bids and may solicit and obtain bids by giving Lessee written notice to that effect; provided, however, that
                                             --------  -------
notwithstanding the foregoing, Lessor may not reject the bids submitted by Lessee if such bids, in the aggregate, are greater than or equal to the sum of the Limited Recourse Amount for all the Properties, and represent bona fide offers from one or more third party purchasers. If the highest price which a prospective purchaser or the prospective purchasers shall have offered to pay for all the Properties on the Sale Date is less than the sum of the Limited Recourse Amount for all the Properties or if such bids do not represent bona fide offers from one or more third parties or if there are no bids, Lessor may elect to retain one or more of the Properties by giving Lessee prior written notice of Lessor's election to retain the same, and promptly upon receipt of such notice, Lessee shall surrender, or cause to be surrendered, each of the Properties specified in such notice in accordance with Section 10.1. Upon
                                                       ------------
acceptance of any bid, Lessor agrees, at Lessee's request and expense, to execute a contract of sale with respect to such sale, so long as the same is consistent with the terms of this Article XXII and provides by its terms that it
                                  ------------
is nonrecourse to Lessor.

     Unless Lessor shall have elected to retain one or more of the Properties pursuant to the provisions of the preceding paragraph, Lessee shall arrange for Lessor to sell all the Properties free and clear of the Lien of this Lease and any Lessor Liens attributable to Lessor, without recourse or warranty (of title or otherwise), for cash on the Sale Date to the purchaser or purchasers offering the highest cash sales price, as identified by Lessee or Lessor, as the case may be; provided, however, solely as to Lessor or the Trust Company, in its
    --------  -------
individual capacity, any Lessor Lien shall not constitute a Lessor Lien so long as Lessor or the Trust Company, in its individual capacity, is diligently and in good faith contesting, at the cost and expense of Lessor or the Trust Company, in its individual capacity, such Lessor Lien by appropriate proceedings in which event the applicable Sale Date, all without penalty or cost to Lessee, shall be delayed for the period of such contest. To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to the appropriate purchaser each of the following: (a) special or limited warranty Deeds conveying each such Property (to the extent it is real property titled to Lessor) to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a Bill of Sale conveying each such Property (to the extent it is personal property) titled to Lessor to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record each Deed; and (d) FIRPTA affidavits, as appropriate. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. Lessee shall surrender the Properties so sold or subject to such documents to each purchaser in the condition specified in Section 10.1, or in
                                                          ------------
such other condition as may be agreed between Lessee and such purchaser. Lessee shall not take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for any Property. If each of the Properties is not either (i) sold on the Sale Date in accordance with this Section 22.1, or (ii) retained by Lessor pursuant to an affirmative
     ------------
election made by Lessor pursuant to the second sentence of the second paragraph of this Section 22.1(a) then (x) Lessee shall be obligated to pay Lessor on the
        ---------------
Sale Date an amount equal to the aggregate Termination Value for all the Properties less any sales proceeds received by the Lessor, and (y) Lessor shall transfer each applicable Property to Lessee in accordance with Section 20.2.
                                                               ------------

          (b) If all the Properties are sold on the Sale Date to one or more third party purchasers in accordance with Section 22.1(a) and the aggregate
                                               ---------------
     purchase price paid for all the Properties is less than the sum of the Termination Value for all the Properties (hereinafter such difference shall be referred to as the "Deficiency Balance"), then Lessee hereby
                            ------------------
     unconditionally promises to pay to Lessor on the Sale Date the lesser of
     (i) the Deficiency Balance, or (ii) the Maximum Residual Guarantee Amount for all the Properties. On the Sale Date if (x) Lessor receives the aggregate Termination Value for all the Properties from one or more third party purchasers, (y) Lessor and such other parties receive all other amounts specified in the last sentence of the first paragraph of Section
                                                                      -------
     22.1(a) and (z) the aggregate purchase price paid for all the Properties on
     ------
     such date exceeds the sum of the Termination Value for all the Properties, then Lessee may retain such excess. If one or more of the Properties is retained by Lessor pursuant to an affirmative election made by Lessor pursuant to Section 22.1(a), then Lessee hereby unconditionally promises to
                 ---------------
     pay to Lessor on the Sale Date an amount equal to the Maximum Residual Guarantee Amount. Any payment of the foregoing amounts described in this
     Section 22.1(b) shall be made together with a payment of all other amounts
     --------------
     referenced in the last sentence of the first paragraph of Section 22.1(a).
                                                               ---------------

          (c) In the event that all the Properties are either sold to one or more third party purchasers on the Sale Date or retained by Lessor in connection with an affirmative election made by Lessor pursuant to Section
                                                                        -------
     22.1(a), then in either case on the applicable Sale Date Lessee shall
     -------
     provide Lessor or such third party purchaser (unless otherwise agreed by such third party purchaser) with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use, operate, repair, access and maintain each such Property for the purpose it is being used by Lessee, and (ii) such manuals, permits, easements, licenses, intellectual property, know-how, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, operation, repair, access to or maintenance of each such Property for its intended purpose or otherwise as Lessor or such third party purchaser(s) shall reasonably request (and a royalty-free license or similar agreement to effectuate the foregoing on terms reasonably agreeable to Lessor or such third party purchaser(s), as applicable). All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form reasonably satisfactory to Lessor or such third party purchaser(s), as applicable, and shall be fully assignable (including without limitation both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge. Lessee shall also execute any documentation requested by Lessor or such third party purchaser(s), as applicable, evidencing the continuation or assignment of each Ground Lease.

     22.2 Application of Proceeds of Sale.
          --------------------------------

     In the event Lessee receives any proceeds of sale of any Property under this Section 22, the proceeds shall be deemed to have been received in trust on behalf of Lessor and Lessee shall promptly remit such proceeds to Lessor. Lessor shall apply the proceeds of sale of any Property in the following order of priority:

          (a) FIRST, to pay or to reimburse Lessor or the Agent, or both, as the
              -----
     case may be, for the payment of all reasonable costs and expenses incurred by Lessor or the Agent, or both, as the case may be, in connection with the sale (to the extent Lessee has not satisfied its obligation to pay such costs and expenses);

          (b) SECOND, so long as the Credit Agreement is in effect and the Loan
              ------
     or Holder Advance or any amount is owing to the Financing Parties under any Operative Agreement, to the Agent to be applied pursuant to intercreditor provisions among Lessor, the Lenders and the Holders contained in the Operative Agreements; and

          (c) THIRD, to Lessee (or such other Person entitled thereto) unless
              -----
     the proceeds are from the sale of a Property retained by Lessor and subsequently sold, in which case Lessee shall not retain any proceeds, and all proceeds remaining after the distribution in subsection (a) will be distributed under subsection (b).

     22.3 Indemnity for Excessive Wear.
          ----------------------------

     If the proceeds of the sale described in Section 22.1 with respect to the
                                              ------------
Properties shall be less than the Limited Recourse Amount with respect to the Properties, and at the time of such sale it shall have been reasonably determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Properties shall have been impaired by greater than expected wear and tear during the term of the Lease, Lessee shall pay to Lessor within 10 days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Sale Proceeds Shortfall, whichever amount is less.

     22.4 Appraisal Procedure.
          -------------------

     For determining the Fair Market Sales Value of the Properties or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall endeavor to reach
                -------------------
a mutual agreement as to such amount for a period of 10 days from commencement of the Appraisal Procedure under the applicable section of the Lease, and if they cannot agree within 10 days, then two qualified appraisers, one chosen by Lessee and one chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within 20 days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two appraisers cannot agree within 20 days after both shall have been appointed, then a third appraiser shall be selected by the two appraisers or, failing agreement as to such third appraiser within 30 days after both shall have been appointed, by the American Arbitration Association. The decisions of the three appraisers shall be given within 20 days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two shall be discarded and such average shall be binding on Lessor and Lessee; provided, that
                                                                  --------
if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of the appraiser appointed by Lessee shall be paid by Lessee; the fees and expenses of the appraiser appointed by Lessor shall be paid by Lessor (such fees and expenses not being indemnified pursuant to Section 13 of the Participation Agreement); and the fees and expenses of the third appraiser shall be divided equally between Lessee and Lessor.

     22.5 Certain Obligations Continue.
          ----------------------------

     During the Marketing Period, Lessee's obligations with respect to the Properties (including without limitation the installment of Basic Rent due on the Expiration Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, if any, the Maximum Residual Guarantee Amount, the amount due under Section 22.3, if any, and all other amounts due to Lessor or any other
          ------------
Person with respect to all Properties or any Operative Agreement. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.
                                                        ------------

                                 ARTICLE XXIII

     23.1 Holding Over.
          ------------

     If Lessee shall for any reason remain in possession of a Property after the expiration or earlier termination of this Lease as to such Property (unless such Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to such Property and Lessee shall continue to pay Basic Rent at the lesser of the highest lawful rate and one hundred ten percent (110%) of the last payment of Basic Rent due with respect to such Property prior to such expiration or earlier termination of this Lease. Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional amount of Basic Rent shall be applied by Lessor ratably to the Lenders and the Holders based on their relative amounts of the aggregate Property Cost for all Properties. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue their occupancy and use of such Property. Nothing contained in this Article XXIII shall constitute the consent, express or
                  -------------
implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any Property (unless such Property is conveyed to Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of such Property or exercising any other remedy available to Lessor at law or in equity.

                                  ARTICLE XXIV

     24.1 Risk of Loss.
          -------------

     During the Term, unless Lessee shall not be in actual possession of any Property in question solely by reason of Lessor's exercise of its remedies of dispossession under Article XVII, the risk of loss or decrease in the enjoyment
                    ------------
and beneficial use of such Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.

                                  ARTICLE XXV

     25.1 Assignment.
          ----------

          (a) Lessee may not assign this Lease or any of its rights or obligations hereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and Lessor, which consent may be withheld in the absolute discretion of each such party.

          (b) No assignment by Lessee (referenced in this Section 25.1 or
                                                          ------------
     otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of the obligations of Lessee to Lessor hereunder and Lessee shall remain directly and primarily liable under the Operative Agreements as to any rights or obligations assigned by Lessee or regarding any Property in which rights or obligations have been assigned or otherwise transferred.

     25.2 Subleases.
          ---------

          (a) Promptly, but in any event within five Business Days, following the execution and delivery of any sublease permitted by this Article XXV,
                                                                  -----------
     Lessee shall notify Lessor of the execution of such sublease. As of the date of each Lease Supplement, Lessee shall lease the respective Properties described in such Lease Supplement from Lessor, and any existing tenant respecting such Property shall automatically be deemed to be a subtenant of Lessee and not a tenant of Lessor.

          (b) Without the prior written consent of the Agent, any Lender, any Holder or Lessor and subject to the other provisions of this Section 25.2,
                                                                  ------------
     Lessee may sublet any Property or portion thereof, provided that (i) all
                                                        --------
     subleasing shall be done on market terms, (ii) the sublease does not extend beyond the Term, (iii) the sublease is expressly subordinate to this Lease, and (iv) the sublease shall in no way diminish the fair market value or useful life of any applicable Property.

          (c) No sublease (referenced in this Section 25.2 or otherwise) or
                                              ------------
     other relinquishment of possession to any Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder, and Lessee shall remain directly and primarily liable under this Lease as to such Property.

                                  ARTICLE XXVI

     26.1 No Waiver.
          ----------

     No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                 ARTICLE XXVII

     27.1 Acceptance of Surrender.
          ------------------------

     No surrender to Lessor of this Lease or of all or any portion of any Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

     27.2 No Merger of Title.
          -------------------

     There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate,
(b) any right, title or interest in any Property, (c) any Notes, or (d) a beneficial interest in Lessor.

                                 ARTICLE XXVIII

     28.1 Lessee's Representations and Warranties.
          ----------------------------------------

     Lessee represents and warrants as follows:

          (a) Incorporation, Qualification, Corporate Power and Authority. Each
              ------------------------------------------------------------
     Credit Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be likely to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding Capital Stock in Lessee have been validly issued and are fully paid and non-assessable.

          (b) Capital Stock. Set forth on Schedule 28.1(b) hereto is a complete
              --------------
     and accurate list of all Subsidiaries of Lessee, showing (as to each such Subsidiary) as of the date hereof, the jurisdiction of its incorporation, the number of shares of each class of its Capital Stock authorized and the number outstanding, the percentage of each such class of its Capital Stock owned (directly or indirectly) by Lessee or such Credit Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights. All of the outstanding Capital Stock of all of such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by Lessee or such Credit Party or one or more of its Subsidiaries free and clear of all Liens, except those created by the Security Documents. Each such Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be likely to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (c) Authorization; No Conflict or Violation; Compliance with Laws. The
              -------------------------------------------------------------
     execution, delivery and performance by each Credit Party of this Lease, and each other Operative Agreement to which it is or is to be a party, and the consummation of the other transactions contemplated hereby and thereby, are within such Credit Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Credit Party's charter or by-laws, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Credit Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created by the Security Documents and the liens in connection with the Lessee Credit Agreement, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Credit Party or any of its Subsidiaries. No Credit Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could have a Material Adverse Effect.

          (d) Approvals and Consents. No authorization or approval or other
              ----------------------
     action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Credit Party of this Lease or any other Operative Agreement to which it is or is to be a party, or for the consummation of the other transactions contemplated hereby and thereby, (ii) the grant by any Credit Party of the Liens granted by it pursuant to the Security Documents, (iii) the perfection or maintenance of the Liens created by the Security Documents (including the first priority nature thereof, except to the extent provided in the Intercreditor Agreements) or (iv) the exercise by the Agent or any other Financing Party of its rights under the Operative Agreements or the remedies in respect of the Properties pursuant to the Security Documents, except for the authorizations, approvals, actions, notices, consents and filings listed on Schedule 28.1(d) hereto, all of which have been duly obtained, taken, given or made and are in full force and effect.

          (e) Enforceability. This Lease has been, and each of the other
              --------------
     Operative Agreements when delivered in connection with the Closing will have been, duly executed and delivered by each Credit Party thereto. This Lease is, and each of the other Operative Agreements when delivered in connection with the Closing will be, the legal, valid and binding obligation of each Credit Party thereto, enforceable against such Credit Party in accordance with its terms.

          (f)  Financial Statements.
               --------------------

               (i) The Consolidated and consolidating balance sheets of Lessee and its Subsidiaries as at December 31, 2000, and the related Consolidated and consolidating statements of income and cash flows of Lessee and its Subsidiaries for the fiscal year then ended, accompanied by an unqualified opinion of Arthur Andersen LLP, independent public accountants, and the Consolidated and consolidating balance sheets of Lessee and its Subsidiaries as at October 7, 2001, and the related Consolidated and consolidating statements of income and cash flows of Lessee and its Subsidiaries for the 40 weeks then ended, duly certified by the chief financial officer of Lessee, copies of which have been furnished to each Financing Party, fairly present, subject, in the case of said balance sheets as at October 7, 2001 and said statements of income and cash flows for the 40 weeks then ended, to year-end audit adjustments, the Consolidated and consolidating financial condition of Lessee and its Subsidiaries as at such dates and the Consolidated and consolidating results of the operations of Lessee and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP applied on a consistent basis, and since December 31, 2000, there has been no change that would have a Material Adverse Effect.

               (ii) The Consolidated forecasted balance sheets, income statements and cash flow statements of Lessee and its Subsidiaries delivered to the Lessor pursuant to the Participation Agreement and Section 28.4(l) of this Lease were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, Lessee's best estimate of its future financial performance.

               (iii) Except as fully disclosed in the financial statements delivered pursuant to Section 6.2(a) of the Participation Agreement, there were as of the date of the delivery of such financial statements and as of the Closing Date no liabilities or obligations with respect to Lessees or its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to have a Material Adverse Effect, and no Credit Party knows of any basis for the assertion against any Credit Party of any liability or obligation of any nature whatsoever that is not fully disclosed in such financial statements which, either individually or in the aggregate, could have a Material Adverse Effect.

          (g) Disclosure. Neither the offering memorandum dated July, 2001, with
              ----------
     the Agent as the "arranger," nor any other information, exhibit or report furnished by or on behalf of any Credit Party to any Financing Party in connection with the negotiation and syndication of the Operative Agreements or pursuant to the terms of the Operative Agreements contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

          (h) Litigation. There is no action, suit, investigation, litigation or
              ----------
     proceeding affecting any Credit Party, including any Environmental Claim, pending or, to the knowledge of Lessee, threatened before any court, governmental agency or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect (other than the litigation disclosed on Schedule 28.1(h)) or (ii) purports to affect the legality, validity or enforceability of this Lease or any other Operative Agreement or the consummation of the transactions contemplated hereby or thereby.

          (i)  Use of Proceeds.
               ----------------

               (i) No proceeds of the Advance will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

               (ii) Lessee is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock (as defined in Regulation U of the Board).

               (iii) Following application of the proceeds of the Advance, not more than 25 percent of the value of the assets (either of Lessee only or of Lessee and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 28.3(a) or 28.3(e) or subject to any restriction contained in any agreement or instrument between Lessee and any Financing Party or any Affiliate of any Financing Party relating to Indebtedness will be Margin Stock.

          (j)  Employee Benefit Plans.
               -----------------------

               (i) Set forth on Schedule 28.1(j) is a complete and accurate list of all Pension Plans and Multiemployer Plans with respect to any employees of Lessee, any Subsidiary of Lessee or any of their respective ERISA Affiliates.

               (ii) Except as set forth on Schedule 28.1(j), Lessee, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan.

               (iii) Lessee has received, with respect to each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Code, a favorable determination letter from the Internal Revenue Service indicating that such Employee Benefit Plan is so qualified and nothing has occurred subsequent to the issuance of such determination letter which would cause such Employee Benefit Plan to lose its qualified status.

               (iv) No liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Employee Benefit Plan or any trust established under Title IV of ERISA (other than required contributions) has been or is expected to be incurred by Lessee, any of its Subsidiaries or any of their ERISA Affiliates.

               (v) No ERISA Event has occurred or is reasonably expected to occur that (a) would be reasonably expected to have a Material Adverse Effect, or (b) has resulted in or could reasonably be expected to result in a material liability of Lessee, any of its Subsidiaries or any of their respective ERISA Affiliates.

               (vi) Except to the extent set forth on Schedule 28.1(j), no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Lessee, any of its Subsidiaries or any of their respective ERISA Affiliates.

               (vii) The present value of the aggregate accrued benefit liabilities under each Pension Plan sponsored, maintained or contributed to by Lessee, any of its Subsidiaries or any of their ERISA Affiliates (determined as of the end of the most recent plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Pension Plan) did not exceed the aggregate current value of the assets of such Pension Plan.

               (viii) As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Lessee, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with the potential liability of Lessee, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from all other Multiemployer Plans, based on information available pursuant to
Section 4221(e) of ERISA, is zero.

               (ix) Lessee, each of its Subsidiaries and each of their ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan.

          (k)  No Adverse Conditions. Neither the business nor the properties of
               ---------------------
     any Credit Party are affected by any fire, explosion, accident, strike, lockout, slowdown, stoppage, unfair labor practice or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty or change (whether or not covered by insurance) that could have a Material Adverse Effect affecting the value of the Properties or the ability of Lessee or any other Credit Party to perform its obligations under the Operative Agreements.

          (l)  Compliance with Environmental Laws.
               ----------------------------------

               (i) The operations and properties of each Credit Party and each of its Subsidiaries comply in all respects with all Environmental Laws, all necessary Environmental Permits have been obtained and are in effect for the operations and properties of Lessee and its Subsidiaries, Lessee and its Subsidiaries are in compliance in all respects with all such Environmental Permits, and no circumstances exist that could (A) form the basis of an Environmental Claim against any Credit Party or any of its Subsidiaries or any of their properties, (B) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law or (C) reasonably be expected to prevent or interfere with the compliance by the Credit Parties and their Subsidiaries with Environmental Laws in the future, in each case except to the extent that any non-compliance, any failure to obtain such Environmental Permits or the existence of such circumstances could not reasonably be expected to have a Material Adverse Effect.

               (ii) Except as set forth on Schedule 28.1(l)(ii), (A) as of the Closing Date, none of the properties of any Credit Party or any of its Subsidiaries is listed or, to the knowledge of Lessee after due inquiry, proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup or, to the best of its knowledge and except as could not reasonably be expected to have a Material Adverse Effect, is adjacent to any such property, and except as disclosed in the environmental reports delivered to the Agent prior to the Closing Date, no underground storage tanks, as such term is defined in 42 U.S.C. ss. 6991, are located on any property of any Credit Party or any of its Subsidiaries or, to the best of its knowledge and except as could not reasonably be expected to have a Material Adverse Effect, on any adjoining property; and (B) except as could not reasonably be expected to have a Material Adverse Effect, after the Closing Date, none of the properties of any Credit Party or any of its Subsidiaries is listed or, to the knowledge of Lessee after due inquiry, proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup or is adjacent to any such property, and no underground storage tanks, as such term is defined in 42 U.S.C. ss. 6991, are located on any property of any Credit Party or any of its Subsidiaries or, to the best of its knowledge, on any adjoining property.

               (iii) (A) Except as could not reasonably be expected to have a Material Adverse Effect, neither any Credit Party nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Substances to any location that is listed or, to the knowledge of Lessee after due inquiry, proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list, and (B) except as could not reasonably be expected to have a Material Adverse Effect, Hazardous Substances have not been generated, used, treated, handled, managed, stored or disposed of on, or released or transported to or from, any property of any Credit Party or any of its Subsidiaries or any adjoining property, except in full compliance with all Environmental Laws and Environmental Permits.

               (iv) As of the Closing Date, none of the Credit Parties has received any communication (written or oral), whether from a governmental authority, citizens group, employee or any other Person, that alleges that any Credit Party or any of its Subsidiaries is not in compliance with any Environmental Laws.

               (v) There is no Environmental Claim pending or, to the knowledge of Lessee, threatened against any Credit Party or any of its Subsidiaries, or against any Person for whom any Credit Party or any of its Subsidiaries has retained or assumed environmental liability either contractually or by operation of law that could reasonably be expected to have a Material Adverse Effect.

               (vi) Except as could not reasonably be expected to have a Material Adverse Effect, without in any way limiting the generality of the foregoing, (A) there is no asbestos or lead-based materials contained in or forming part of any building, building component, structure or office space owned or leased by any Credit Party or any of its Subsidiaries, and (B) no polychlorinated biphenyls (PCBs) or PCB-containing items are used or stored at any property owned or leased by any Credit Party or any of its Subsidiaries in any manner or quantity.

               (vii) Lessee has provided to the Agent all assessments, reports, data, results of investigations or audits, and other information that is in the possession of or reasonably available to any Credit Party or any of its Subsidiaries regarding environmental matters pertaining to or the environmental condition of any property owned, leased, operated or used by any Credit Party or any of its Subsidiaries, or the compliance (or noncompliance) by any Credit Party or any of its Subsidiaries with any Environmental Laws.

               (viii) No Credit Party, and none of their respective Subsidiaries, is required by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any transactions contemplated hereby, (i) to perform a site assessment for Hazardous Substances,
(ii) to remove or remediate Hazardous Substances, (iii) to give notice to or receive approval from any governmental authority, or (iv) to record or deliver to any Person any disclosure document or statement pertaining to environmental matters.

          (m)  No Burdensome Agreements. None of the Credit Parties or any of
               ------------------------
     its Subsidiaries is a party to any indenture, loan or credit agreement or any lease, license or other agreement or instrument or subject to any charter or corporate restriction that could reasonably be expected to have a Material Adverse Effect.

          (n)  Tax Information.
               ---------------

               (i) Each Credit Party has filed, has caused to be filed or has been included in all material tax returns (Federal, state, local and foreign) required to be filed and has paid all material taxes due, together with any applicable interest and penalties.

               (ii) Set forth on Schedule 28.1(n) is a complete and accurate list, as of the date hereof, of each taxable year of each Credit Party for which United States federal income tax returns have been filed and for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise (an "Open Year").
                                                          ---------

               (iii) No issues have been raised by the Internal Revenue Service in respect of Open Years that, in the aggregate, could have a Material Adverse Effect.

               (iv) No issues have been raised by any state, local or foreign taxing authority with respect to tax periods for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise that, in the aggregate, could have a Material Adverse Effect.

               (v) None of the Credit Parties has any liability under a tax sharing or similar agreement, except pursuant to the Casino Tax Sharing Documents.

          (o)  No Investment Company. None of the Credit Parties is an
               ---------------------
     "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an

     "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. Neither the making of the Advance, nor the application of the proceeds or repayment thereof by Lessee, nor the consummation of the other transactions contemplated hereby, will violate any provision of Investment Company Act of 1940, as amended or any rule, regulation or order of the Securities and Exchange Commission thereunder or the Public Utility Holding Company Act of 1935, as amended.

          (p) Solvency. Each Credit Party is, individually and together with its
              --------
     Subsidiaries, Solvent.

          (q) Indebtedness of Lessee and its Subsidiaries.
              -------------------------------------------

              (i) Set forth on Schedule 28.1(q)(i) hereto is a complete and accurate list of all Indebtedness which shall remain outstanding on the Closing Date (the "Surviving Indebtedness"), showing as of the date hereof the obligor
           ----------------------
and the principal amount outstanding thereunder and the maturity date thereof.

              (ii) Set forth on Schedule 28.3(a) hereto is a complete and accurate list of all Liens on the property or assets of any Credit Party or any of its Subsidiaries as of the date hereof (the "Existing Liens"), showing as of
                                                --------------
the date hereof the lienholder thereof, the principal amount outstanding thereunder and of the obligations secured thereby and the property or assets of such Credit Party or such Subsidiary subject thereto.

          (r) Real Property.
              --------------

              (i) Set forth on Schedule 28.1(r)(i) hereto is a complete and accurate list, as of the date hereof, of all real property owned by any Credit Party or leased to any Credit Party under a ground lease (collectively, the "Owned Real Property"), showing as of the date hereof the street address, county
 -------------------
or other relevant jurisdiction, state, record owner and net book value thereof. Each Credit Party has good, marketable and insurable fee simple title to the property identified on Schedule 28.1(r)(i) as owned and a leasehold interest in the property identified on Schedule 28.1(r)(i) as subject to a ground lease, in each case free and clear of all Liens, other than Liens created or permitted by the Operative Agreements. With respect to the Owned Real Property, (i) no Credit Party has entered into any contract for construction on any such parcel that is still in effect (other than contracts for (x) minor improvements which would not give rise to any Lien (other than a Permitted Lien) on any Owned Real Property or (y) maintenance), (ii) to the knowledge of the Credit Parties, the buildings and improvements located on each such parcel are located within the boundary lines of such parcel and are not in violation of applicable setback requirements, local comprehensive plan provisions, zoning laws and ordinances, building code requirements, permits, licenses or other forms of approval, regulation or restrictions by any applicable governmental authority, except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect, and do not encroach on any easement which may burden the land, (iii) to the knowledge of the Credit Parties, the land does not serve any adjoining property for any purpose inconsistent with the use of the land, (iv) except as may be shown on the preliminary title reports issued by Chicago Title Insurance Company with respect to the Owned Real Property, no such parcel is located within any flood plain or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained, (v) except as may be shown on the preliminary title reports issued by Chicago Title Insurance Company with respect to the Owned Real Property, there are no outstanding options or rights of first refusal or similar rights to purchase any such parcel or any portion thereof or interest therein; and (vi) all facilities located on each such parcel are supplied with utilities and other services necessary for their ownership, operation or use, all of which services are adequate and in accordance with all applicable laws, ordinances, rules and regulations. Chicago Title Insurance Company has provided the Agent with (x) a preliminary title report with respect to each Owned Real Property, and (y) a copy of each of the Schedule B exceptions listed therein. Except as may be shown on the preliminary title reports provided by Chicago Title Insurance Company, there are no proceedings, claims, disputes or conditions affecting any of the Owned Real Property that might curtail or interfere with the use, operation or ownership of such property. Neither the whole nor any portion of the Owned Real Property nor any other assets of any Credit Party is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefore, nor has any Credit Party received any notice of any such proposed condemnation, expropriation or taking. Each Credit Party has obtained all applicable permits required to use and operate all of the Owned Real Property in the manner in which the Owned Real Property is currently being used and operated.

               (ii) Set forth on Schedule 28.1(r)(i) (with respect to ground leases) and on Schedule 28.1(r)(ii) hereto is a complete and accurate list, as of the date hereof, of all leases, subleases, assignment of leases and occupancy agreements (together with all amendments, modifications, renewals or extensions of any thereof) of real property under which any Credit Party is the lessee, sublessee or occupant, showing as of the date hereof the street address, county or other relevant jurisdiction and state. Each agreement referenced in this
Section 28.1(r)(ii) is in full force and effect, and there are no existing defaults under any such agreement by any Credit Party, or, to the knowledge of Lessee, by any lessor thereunder, nor, to the knowledge of Lessee, has any event occurred that (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default under any such agreement. Each such agreement constitutes the legal, valid and binding obligation of each applicable Credit Party, enforceable against such Credit Party in accordance with its terms, and each such agreement is, to the knowledge of Lessee, the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms.

          (s) Investments. Set forth on Schedule 28.1(s) hereto is a complete
              -----------
     and accurate list of all Investments held by any Credit Party, showing as of the date hereof the amount and the obligor or issuer thereof.

          (t) Intellectual Property. Set forth on Schedule 28.1(t) hereto is a
              ---------------------
     complete and accurate list of all patents, trademarks, trade names, service marks and copyrights, and all applications therefor and licenses thereof, of each Credit Party, showing as of the date hereof the jurisdiction in which registered or applied, the registration or application number, the date of registration or filing and the expiration date. All registrations listed on Schedule 28.1(t) are in full force and effect and are valid and enforceable and all applications and registrations listed on Schedule 28.1(t) are standing in the name of the current owner, which owner is a Credit Party. The conduct of business of the Credit Parties does not infringe upon or violate any intellectual property rights of any third party in any manner which could reasonably be expected to have a Material Adverse Effect. Each Credit Party owns or has the valid right to use all patents, trademarks, trade names, service marks, copyrights and trade secrets used in its business as currently conducted.

          (u) Other Agreements. Schedule 28.1(u) sets forth a complete and
              ----------------
     accurate list as of the date hereof of (i) all joint venture and partnership agreements to which Lessee or any of its Subsidiaries is a party, and (ii) all covenants not to compete restricting Lessee or any of its Subsidiaries to which Lessee or any of its Subsidiaries is a part or by which Lessee or any of its Subsidiaries is bound.

          (v) [not used]

          (w) Mortgages. The execution and delivery of the Mortgage Instruments
              ---------
     by Lessee (together with the assignments thereof by the Owner Trustee to the Agent) and by the Owner Trustee, together with the recordation thereof in the appropriate recording offices of the applicable jurisdictions, shall be effective to create in favor of the Agent for the benefit of the Secured Parties a valid first priority Lien on all of the Properties, free and clear of all other Liens other than Permitted Liens. The execution and delivery of the Subordinate Mortgage Instruments by Lessee (together with the assignments thereof by the Owner Trustee to the Agent) and by the other Credit Parties, together with the recordation thereof in the appropriate recording offices of the applicable jurisdictions, shall be effective to create in favor of the Agent for the benefit of the Secured Parties, a valid second priority (subordinate only to the extent provided in the Intercreditor Agreements) Lien on all of the Lessee Collateral Properties, free and clear of all other Liens other than Permitted Liens.

          (x) First Priority Lien. All filings and other actions necessary or
              -------------------
     desirable to perfect and protect the security interest in the Properties created under the Security Documents have been duly made or taken, and the Security Documents create in favor of the Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Properties and a valid second priority security interest (only to the extent provided in the Intercreditor Agreements) in the Lessee Collateral Properties, securing the payment of the Lessee's and the other Credit Parties' obligations under the Operative Agreements, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. The Lessee or another Credit Party is the legal and beneficial owner of each Property or each Lessee Collateral Property, as applicable, free and clear of any Lien, except for the liens and security interests created or permitted under the Operative Agreements and the Lessee Credit Agreement and related documents and the landlords' lien rights in respect of certain other property located in the States of Washington, Oregon and Florida and identified in the Lessee Credit Agreement.

          (y) Insurance. Schedule 28.1(y) sets forth a true and complete listing
              ---------
     of all insurance maintained by the Credit Parties as of the date hereof, and with the amounts insured (and any deductibles) set forth therein. The amounts of such insurance cover all risks as is commercially reasonable and prudent with respect to the business and properties of Lessee and its Subsidiaries and which is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Lessee or such Subsidiary operates.

          (z) Broker's, Finder's or Similar Fees. Except for the Commitment Fees
              ----------------------------------
     and the Administrative Fees payable by Lessee from the Advance, there are no brokerage commissions, finder's fees or similar fees or commissions payable by any Credit Party pursuant to any agreement entered into by any Credit Party or of which any Credit Party is aware in connection with the transactions contemplated hereby or any Operative Agreement.

     28.2 Affirmative Covenants.
          ---------------------

     So long as the Advance or any other Obligation of any Credit Party under any Operative Agreement shall remain unpaid, Lessee will:

          (a) Compliance with Laws, etc. Comply, and cause each of its
              -------------------------
     Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, including, without limitation, compliance with ERISA and workers' compensation laws.

          (b) Payment of Taxes, etc. Pay and discharge, and cause each of its
              ---------------------
     Subsidiaries to pay and discharge, before the same shall become delinquent,
     (i) all material taxes, assessments and governmental charges or levies imposed upon any of them or upon their respective property and (ii) all material lawful claims that, if unpaid, might by law become a Lien upon their respective property; provided, however, that neither Lessee nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien (other than a Permitted Lien) resulting therefrom attaches to its property.

          (c) Compliance with Environmental Laws. Comply, and cause each of its
              ----------------------------------
     Subsidiaries and all lessees and other Persons occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental Permits applicable to their respective operations and properties; obtain and renew, and cause each of its Subsidiaries to obtain and renew, all Environmental Permits necessary for their respective operations and properties; and to the extent required by applicable Environmental Laws and in accordance with the requirements thereof, conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Substances from any of their respective properties; provided, however, that neither Lessee nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings diligently pursued, appropriate reserves are being maintained with respect to such circumstances and the failure to take any such action could not reasonably be expected to have a Material Adverse Effect.

          (d) Change in Control. If Lessee agrees with any creditor other than
              -----------------
     the Financing Parties to a more restrictive "change in control" provision than it gave to the Financing Parties in Section 17.1(o), Lessee will give written notice to the Agent of such provision and will, if requested by the Agent, amend Section 17.1(o) so that it is as restrictive as the "change in control" restriction given to the other creditor.

          (e) Preservation of Corporate Existence, Etc. Preserve and maintain,
              ----------------------------------------
     and cause each of its Subsidiaries to preserve and maintain, their respective corporate existence, rights (charter and statutory), permits, licenses, approvals, privileges and franchises; provided, however, that Lessee and its Subsidiaries may consummate any merger or consolidation permitted under Section 28.3(c) and provided, further, neither Lessee nor any of its Subsidiaries shall be required to preserve any right, permit, license, approval, privilege or franchise if the board of directors of Lessee or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Lessee or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to Lessee, such Subsidiary or the Financing Parties.

          (f) Inspection Rights. At any reasonable time and from time to time
              -----------------
     and upon reasonable notice, permit the Agent or any of the Financing Parties or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit and inspect the Properties and the Lessee Collateral Properties, and to discuss the affairs, finances and accounts of Lessee and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants (who are hereby directed by Lessee to discuss the affairs, finances and accounts of Lessee and any of its Subsidiaries with the Agent or any agent or representative thereof in accordance with this Lease).

          (g) Preparation of Environmental Reports. At the written request of
              ------------------------------------
     the Agent from time to time, provide to the Agent within 60 days after such request, at the expense of Lessee, an environmental site assessment report for all of its and its Subsidiaries' properties described in such request, prepared by an environmental consulting firm reasonably acceptable to the Agent, indicating the presence or absence of Hazardous Substances and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Substances on such properties; without limiting the generality of the foregoing, if the Agent reasonably determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Agent may retain an environmental consulting firm to prepare such report at the expense of Lessee, and Lessee hereby grants and agrees to cause any Subsidiary which owns any property described in such request to grant at the time of such request, to the Agent, the Financing Parties, such firm and any agents or representatives thereof the rights, upon reasonable notice and during normal business hours, to enter onto their respective properties in order to perform such assessment; provided that any action taken by the Agent pursuant to this provision or otherwise under this Lease pertaining to the environmental activities of Lessee or any of its Subsidiaries shall not be construed to render the Agent liable for the conditions of any such property or responsible for any obligations of Lessee or any other Person as against any governmental agency or any other Person. For the avoidance of doubt, Lessee disclaims any obligation to indemnify any Indemnified Party for claims of third parties arising out of the gross negligence or willful misconduct of any of the Financing Parties, any environmental consulting firm retained by any of them or their respective agents or representatives in connection with any entry by any of them onto the property of Lessee or any Subsidiary pursuant to this Section 28.2(g).

          (h) Keeping of Books. Keep, and cause each of its Subsidiaries to
              ----------------
     keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of Lessee and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

          (i) Maintenance of Properties, Etc. Maintain and preserve, and cause
              ------------------------------
     each of its Subsidiaries to maintain and preserve, all of their respective properties that are used or useful in the conduct of their respective businesses in good working order and condition, ordinary wear and tear excepted.

          (j) Compliance with Terms of Other Leaseholds; New Leases. Make all
              -----------------------------------------------------
     payments and otherwise perform and observe all obligations in respect of all other leases of real property to which Lessee or any of its Subsidiaries is a party, keep such other leases in full force and effect and not allow such other leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled, enforce each agreement relating to the other leases in accordance with its terms, and take all such action requested by the Agent or the Majority Lenders to such end, and notify the Agent of any default by any party with respect to such other leases and cooperate with the Agent in all respects to cure any such default, and cause each of its Subsidiaries to do each of the foregoing. If at any time the Lessee Credit Agreement is not in effect, Lessee agrees, and agrees to cause each other Credit Party, to exercise commercially reasonable efforts, in connection with any lease, sublease, assignment of lease or other occupancy agreement entered into after the date hereof in which Lessee or such Credit Party is the lessee, sublessee, assignee or occupant, to obtain from the applicable lessor a landlord's waiver and consent relating thereto, without requiring the payment of any amounts to the applicable lessor as an inducement for the execution of such waiver and consent.

          (k) Additional Credit Parties; Additional Properties. Upon (x) the
              ------------------------------------------------
     request of the Agent, (y) the formation or acquisition of any new direct or indirect Subsidiaries by any Credit Party (provided that compliance herewith shall not constitute a waiver of Section 28.3(h)), or (z) the acquisition of any property by any Credit Party, Lessee shall, in each case at Lessee's expense:

              (i) within 30 days after such request, formation or acquisition, cause such Subsidiary (other than a Foreign Subsidiary) to duly execute and deliver to the Agent a Joinder Agreement, whereby such Subsidiary shall guarantee all obligations of the Credit Parties under the Operative Agreements,

               (ii) within 30 days after such request, formation or acquisition, furnish to the Agent a description of the real and personal properties of the Credit Parties and their respective Subsidiaries in detail satisfactory to the Agent,

               (iii) within 30 days after such request, formation or acquisition,

                     (A) cause such Subsidiary (other than a Foreign Subsidiary) to duly execute and deliver to the Agent an amendment to the Subordinate Security Agreement, and any documents in connection therewith, whereby such Subsidiary shall grant a Lien on those of its assets described in the Subordinate Security Agreement to secure the obligations under the Operative Agreements, and

                     (B) with respect to any real property with a fair market value of $750,000 or more in which such Subsidiary (other than a Foreign Subsidiary) has an interest, cause such Subsidiary to duly execute and deliver such deeds of trust, trust deeds and mortgages ("Additional Mortgages") in
                                                 --------------------
appropriate form for filing in all filing or recording offices that the Agent may deem necessary or desirable to create a valid second priority (to the secured parties under the Lessee Credit Agreement) and subsisting Lien on the property described therein in favor of the Agent for the benefit of the Secured Parties,

               (iv) within 30 days after such request, formation or acquisition, take (and cause such Subsidiary, each direct and indirect parent of such Subsidiary or any Credit Party to take) whatever action may be necessary or desirable in the opinion of the Agent to vest in the Agent, for the benefit of the Secured Parties, valid and subsisting Liens on the properties purported to be subject to the Security Documents, pursuant to subclause (iii) above, enforceable against all third parties in accordance with their terms (including the filing of UCC financing statements, the giving of notices and the endorsement of notices on title documents and the recording of any Additional Mortgage),

               (v) promptly take (and cause such Subsidiary or any Credit Party to take) all action requested by the Agent or the Majority Lenders to provide mortgage policies, American Land Title Association form surveys, appraisals, assignments of leases and rents, consents and agreements of lessors and other third parties, estoppel letters and other confirmations and evidence of insurance with respect to any real property that becomes the subject of an Additional Mortgage, in each case in form and substance satisfactory to the Agent,

               (vi) upon request of the Agent, deliver to the Agent, a signed copy of a favorable opinion, addressed to the Agent and the Secured Parties, of counsel for the Credit Parties acceptable to the Agent with respect to any of the foregoing (including any of the foregoing guaranties, security agreements, pledges, mortgages and assignments being legal, valid and binding obligations of each Credit Party thereto enforceable in accordance with their terms, and any of the recordings, filings, notices, endorsements and other actions requested by the Agent being sufficient to create valid perfected Liens on such properties) and as to such other matters as the Agent may reasonably request,

               (vii) as promptly as practicable after such request, formation or acquisition, deliver to the Agent upon request of the Agent or the Majority Lenders with respect to each parcel of real property owned or held by the entity that is the subject of such request, formation or acquisition, title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance satisfactory to the Agent; provided that to the extent that any Credit Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Agent, and

               (viii) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Agent may reasonably deem necessary in obtaining the full benefits of, or in perfecting and preserving the Liens of, such guaranties, mortgages, pledges, assignments, security agreement supplements and security agreements.

          (l)  Further Assurances. (i) Promptly upon request by the Agent,
               ------------------
     correct, and cause each of its Subsidiaries promptly to correct, any material defect or error that may be discovered in any Operative Agreement or in the execution, acknowledgment, filing or recordation thereof, and
     (ii) promptly upon request by the Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Agent may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Operative Agreements, (B) to the fullest extent permitted by applicable law, subject any Credit Party's or any of its Subsidiaries' properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Security Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Security Documents and any of the Liens intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Financing Parties the rights granted or now or hereafter intended to be granted to the Financing Parties under any Operative Agreement or under any other instrument executed in connection with any Operative Agreement to which any Credit Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so. If a Default has occurred and is continuing, each Credit Party agrees that upon the Agent's request, such Credit Party (x) shall grant, and shall cause its Subsidiaries to grant, to the Agent for the benefit of the Secured Parties a security interest in all properties, assets, rights or interests of such Credit Party or such Subsidiary in which a Lien has not previously been granted to the Agent pursuant to the Security Documents and (y) shall take all steps necessary to perfect the security interest granted to the Agent on or after the Closing Date to the extent not previously perfected, regardless of whether the Agent agreed either not to take a security interest or not perfect any security interest in any such property, asset, right or interest on the Closing Date and regardless of whether any such property, asset, right or interest satisfies a threshold or other requirement for granting such a lien otherwise set forth herein.

          (m)  Appraisals. At the request of the Agent from time to time after
               ----------
     the Closing Date, provide to the Agent within 60 days after such request, at the expense of Lessee, appraisals of the properties of Lessee and its Subsidiaries described in such request as the Agent may reasonably determine are necessary to ensure compliance with, and which appraisals comply with all applicable requirements of, the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

          (n) [not used]

          (o) Flood Hazard Certification. Within 90 days after the Closing Date,
              --------------------------
     and from time to time thereafter as reasonably requested by the Agent or the Majority Lenders, at Lessee's expense, deliver such flood hazard certification as the Agent or the Majority Lenders may require with respect to the Properties or the Lessee Collateral Properties.

          (p) Additional Mortgages. If Lessee or any Credit Party grants
              --------------------
     additional mortgages or deeds of trust for any real property pursuant to the terms of the Lessee Credit Agreement, it will promptly execute all necessary Subordinate Mortgage Instruments related to such real property.

          (q) [not used]

     28.3 Negative Covenants.
          ------------------

     So long as the Advance or any other Obligation of any Credit Party under any Operative Agreement shall remain unpaid, Lessee will not, at any time:

          (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit
              ----------
     any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its or their assets of any character (tangible or intangible) whether now owned or hereafter acquired other than the Liens specified below in this Section 28.3(a), or sign or file, or permit any of its Subsidiaries to sign or file, under the Uniform Commercial Code, a financing statement that names Lessee or any of its Subsidiaries as debtor, or sign, or permit any of its Subsidiaries to sign, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income other than in respect of any of the following:

               (i)   Liens created by the Operative Agreements;

               (ii) Liens created by the Lessee Credit Agreement and related documents for the purpose of securing Lessee's obligations thereunder;

               (iii) Permitted Liens;

               (iv) Existing Liens securing Surviving Indebtedness and any replacement, extension or renewal of any such Lien; provided that (x) no such replacement, extension or renewal shall encumber any additional assets of Lessee or any of its Subsidiaries and (y) the amount of Indebtedness secured by such Lien shall not be increased from that existing on the Closing Date;

               (v) purchase money Liens upon or in real property or equipment acquired or held by Lessee or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such real property or equipment or to secure Indebtedness incurred solely for the purpose of financing the acquisition, construction or improvement of any such real property or equipment to be subject to such Liens, or Liens existing on any such real property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any
               --------  -------
property other than the real property or equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that the aggregate principal amount of the
                 -------- -------
Indebtedness secured by Liens permitted by this clause (v) shall not exceed $7,500,000 at any time outstanding;

               (vi) Liens arising in connection with Capital Leases in an aggregate principal amount not to exceed $20,000,000 at any time outstanding, provided that no such Lien shall extend to or cover any Properties or other assets (other than the assets subject to such Capital Leases);

               (vii) other Liens securing Indebtedness outstanding in an aggregate principal amount not to exceed $5,000,000 provided that no such Lien shall extend to or cover any Properties; and

               (viii) Liens securing hedge agreements permitted under Section 28.3(b).

     If Lessee or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of this Section 28.3(a), it shall make or cause to be made effective a provision whereby the obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this covenant shall not be construed as a consent by the Majority Lenders to the creation or assumption of any such Lien not permitted by the provisions of this Section 28.3(a).

          (b) Indebtedness. Create, incur, assume or suffer to exist, or permit
              ------------
     any of its Subsidiaries to create, incur, assume or suffer to exist, any Indebtedness other than:

               (i)  in the case of Lessee,

                    (A) Indebtedness under the Operative Agreements,

                    (B) Indebtedness under the Lessee Credit Agreement,

                    (C) secured hedge agreements between Lessee and BNP Paribas and between Lessee and Union Bank of California, N.A., and other hedge agreements, the purpose of which is to hedge against fluctuations in interest rates and are entered into by Lessee in the ordinary course of business, consistent with prudent business practice and not entered into for speculative purposes, provided that the aggregate notional amount of such secured hedge agreements and other hedge agreements shall not exceed $100,000,000 at any time outstanding, and

                    (D) Indebtedness owed to a wholly-owned Domestic Subsidiary of Lessee that is a Credit Party; provided that such Indebtedness is evidenced
                                  --------
by a promissory note that has been pledged to the Agent pursuant to the Subordinate Security Agreement;

               (ii) in the case of any wholly-owned Domestic Subsidiary of Lessee that is a Credit Party, Indebtedness owed to Lessee or to another wholly-owned Domestic Subsidiary of Lessee that is a Credit Party so long as such Indebtedness is evidenced by a promissory note that has been pledged to the Agent pursuant to the Subordinate Security Agreement; and

               (iii) in the case of Lessee and any of its Subsidiaries,

                     (A) Indebtedness secured by Liens permitted by Section 28.3(a)(ii), (v), (vi) and (viii),

                     (B) the Surviving Indebtedness, and any Indebtedness issued in exchange for, or the net proceeds of which are used to refinance, all or a part of the Surviving Indebtedness; provided, however, that the principal amount
                                    --------  -------
of such refinancing Indebtedness does not exceed the principal amount, plus accrued interest (if any), of the Surviving Indebtedness so refinanced,

                     (C) endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business,

                     (D) unsecured Indebtedness of Lessee in respect of its daily overdraft facility but only to the extent such Indebtedness (1) is incurred in the ordinary course of Lessee's business consistent with past practices (2) does not exceed $7,500,000 in principal amount at any time outstanding, and (3) is repaid in full within 3 Business Days of the incurrence of such Indebtedness, and

                     (E) other unsecured Indebtedness (other than Indebtedness owed to Casino) of Lessee and its Subsidiaries in an aggregate principal amount at any time outstanding not to exceed $10,000,000.

          (c) Mergers, Corporate Changes, Etc. Merge into or consolidate with
              -------------------------------
     any Person or permit any Person to merge into it or liquidate or dissolve itself (or suffer any liquidation or dissolution), or permit any of its Subsidiaries to do (or suffer) any of the foregoing, except that (i) any Subsidiary of Lessee may merge into or consolidate with, any other Subsidiary of Lessee that is, or as a result of such merger or consolidation shall become, a Credit Party, or that, in the case of any such consolidation, the Person formed by such consolidation shall be a wholly-owned Solvent Domestic Subsidiary of Lessee; (ii) any of Lessee's Subsidiaries may merge into or consolidate with Lessee so long as the surviving entity is Lessee; (iii) any of Lessee's Subsidiaries may liquidate or dissolve if all of the assets of such Subsidiary are acquired by Lessee or any other Credit Party; and (iv) each of Lessee's Domestic Subsidiaries may change its jurisdiction of formation by merger or otherwise so long as such jurisdiction remains within the United States of America and Lessee or such Domestic Subsidiary provides notice of such change and otherwise complies with the provisions of the Security Agreement and the Pledge Agreement; provided, however, that in each case,
                                         --------  -------
     immediately after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom.

          (d) Sales of Assets. Sell, lease, license, transfer or otherwise
              ---------------
     dispose of, or permit any of its Subsidiaries to sell, lease, license, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets other than:

               (i)   sales of Inventory in the ordinary course of its business,

               (ii)  in a transaction authorized by subsection (c) of this
Section 28.3,

               (iii) the sale of any asset by any Credit Party (other than a bulk sale of Inventory and a sale of Accounts Receivable (as defined in the UCC) other than delinquent accounts for collection purposes only) so long as (A) the purchase price paid to the Credit Party for such asset shall be no less than the fair market value of such asset at the time of such sale, (B) the purchase price for such asset shall be paid to the Credit Party solely in cash and (C) the aggregate purchase price paid to all of the Credit Parties for such asset and all other assets sold by the Credit Parties during the same fiscal year pursuant to this clause (iii) shall not exceed $7,500,000 in any fiscal year and $15,000,000 during the term of this Lease; provided that the proceeds of such
                                           --------
asset sales are applied in accordance with Section 2.05(b)(iii) of the Lessee Credit Agreement, and

               (iv) the grant of any option or other right to purchase any asset in a transaction which would be permitted under the provisions of the immediately preceding clause (iii);

provided that in each case, immediately after giving effect thereto, no Default
--------
shall have occurred and be continuing or would result therefrom.

          (e) Investments in Other Persons. Make or hold, or permit any of its
              ----------------------------
     Subsidiaries to make or hold, any Investment in any Person other than:

               (i) Investments by Lessee and its Subsidiaries in Lessee or in Subsidiaries that are or become Credit Parties,

               (ii) Investments by Lessee and its Subsidiaries after the Closing Date in Smart & Final de Mexico, S.A. de C.V. and in Smart & Final del Noroeste, S.A. de C.V. in an aggregate amount not to exceed $2,500,000,

               (iii) loans and advances to officers and employees in the ordinary course of the business of Lessee and its Subsidiaries as presently conducted in an aggregate principal amount not to exceed $2,000,000 at any time outstanding,

               (iv) Investments by Lessee and its Subsidiaries in Cash Equivalents,

               (v)   Investments existing on the Closing Date and set forth on
Schedule 28.1(s); and

               (vi) other Investments in an aggregate amount invested not to exceed $2,000,000; provided that with respect to Investments made under this clause (v), immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom.

          (f) Dividends, Etc. Declare or pay any dividends, purchase, redeem,
              --------------
     retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such or issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, or permit any of its Subsidiaries to do any of the foregoing, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of Lessee or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, except that, so long as no Default shall have occurred and be continuing or would result therefrom:

               (i) Lessee may declare and deliver dividends and distributions payable only in (and to the holders of) common stock of Lessee,

               (ii) Lessee may declare and pay cash dividends to its stockholders pursuant to any dividend plan approved in writing by the Majority Lenders;

               (iii) except to the extent the Net Cash Proceeds thereof are required to be applied to the prepayment of the Advance pursuant to Section 2.05(b) of the Lessee Credit Agreement, Lessee and any of its Subsidiaries may purchase, redeem, retire, defease or otherwise acquire shares of such Person's capital stock with the proceeds received from the issuance of its capital stock with equal or inferior voting powers, designations, preferences and rights;

               (iv) Lessee and any of its Subsidiaries may issue equity securities upon the exercise of rights to acquire such equity securities but only if the Net Cash Proceeds, if any, from the exercise of such rights are applied to the repayment of the Advance to the extent required pursuant to
Section 2.05(b) of the Lessee Credit Agreement; and

               (v) any Subsidiary may declare and pay dividends to Lessee or to a Subsidiary of Lessee that is a Credit Party.

          (g) Change in Nature of Business. Make, or permit any of the other
              ----------------------------
     Credit Parties to make, any material change in the nature of its business as carried on at the date hereof.

          (h) Charter Amendments; New Subsidiaries. Amend, or permit any of the
              ------------------------------------
     other Credit Parties to amend, its or their certificate or articles of incorporation, bylaws or other organizational or charter documents (including, without limitation, by filing any certificate of designation with respect to any preferred stock or otherwise creating any new preferred stock) or, create or acquire, or permit any of the other Credit Parties to directly or indirectly create or acquire, a Subsidiary not in existence on the date hereof.

          (i) Accounting Changes. Make or permit, or permit any of its
              ------------------
     Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required by generally accepted accounting principles.

          (j) Prepayments, Etc. of Indebtedness; Amendments to Agreements. (i)
              -----------------------------------------------------------
     Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled payment or maturity thereof in any manner any Indebtedness other than the prepayment of (A) the Advance in accordance with the terms of this Lease and (B) Capital Leases in the ordinary course of business and (C) the Lessee Credit Agreement; (ii) make any payment in violation of any subordination terms of any Indebtedness; (iii) amend, modify or change in any manner any term or condition of any Surviving Indebtedness or any Casino Tax Sharing Document; or (iv) permit any of the Credit Parties to do any of the foregoing other than to prepay any Indebtedness payable to Lessee.

          (k) Negative Pledge. Enter into or suffer to exist, or permit any of
              ---------------
     its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of their respective property or assets other than (i) in favor of the Agent and the Secured Parties, (ii) under the Lessee Credit Agreement or (iii) any Indebtedness permitted by Section 28.3(b)(iii)(A) hereof, in each case so long as such prohibition or condition extends only to the property subject to the Lien securing such Indebtedness.

          (l) Partnerships. Become a general partner in any general or limited
              ------------
     partnership or joint venture, or permit any of its Subsidiaries to do so, other than any Subsidiary the sole assets of which consist of its interest in such partnership or joint venture.

          (m) Affiliate Transactions. Enter into, or permit any of its
              ----------------------
     Subsidiaries to enter into, directly or indirectly, any transaction with (including, without limitation, the purchase, sale or exchange of property or the rendering of any service to) any Affiliate of Lessee, except pursuant to (x) the reasonable requirements of Lessee's or such Subsidiary's business, as the case may be, and upon fair and reasonable terms no less favorable to such Lessee or such Subsidiary than could be obtained in a comparable arm's-length transaction with an unaffiliated Person and (y) the Casino Tax Sharing Documents and (z) Capital Leases between any Credit Party and Casino in existence on the Closing Date.

          (n) [not used]

          (o) Payment Restrictions Affecting Subsidiaries; Document Amendment.
              ---------------------------------------------------------------
     Directly or indirectly, enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement or arrangement (other than the Operative Agreements and the Lessee Credit Agreement) (i) limiting the ability of any such Subsidiary to declare or pay dividends or other distributions in respect of its Capital Stock or repay or prepay any Indebtedness owed to, make loans or advances to, or otherwise transfer assets to or invest in, Lessee or any Subsidiary of Lessee (whether through a covenant restricting dividends, loans, asset transfers or investments, a financial covenant or otherwise), or (ii) limiting the ability of any Credit Party to enter into amendments, modifications or waivers of the Operative Agreements.

          (p) Speculative Transactions. Engage, or permit any of its
              ------------------------
     Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions other than hedge agreements permitted pursuant to Section 28.3(b)(i)(B).

     28.4 Reporting Requirements.
          ----------------------

     So long as the Advance or any other Obligation of any Credit Party under any Operative Agreement shall remain unpaid, any Letter of Credit shall be outstanding or any Financing Party shall have any Commitment hereunder, Lessee shall deliver to the Agent (with a courtesy copy to each Secured Party; provided that the failure to provide any such courtesy copy to any Secured Party shall not constitute a breach or violation of this Section 28.4 and shall not give rise to any Default):

          (a) [not used]

          (b) Default Notice. As soon as possible and in any event within two
              --------------
     Business Days after the occurrence of any Default and within two Business Days after any Material Adverse Effect occurs or arises, a statement of the chief executive officer, chief financial officer, treasurer or controller of Lessee setting forth details thereof and the action that Lessee has taken and proposes to take with respect thereto.

          (c) Quarterly Financials. As soon as available and in any event within
              --------------------
     45 days after the end of each of the first three quarters of each fiscal year, Consolidated and consolidating balance sheets of Lessee and its Subsidiaries as of the end of such quarter and Consolidated and consolidating statements of income and cash flows of Lessee and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for such period (on a quarterly and year-to-date basis from the forecast delivered pursuant to Section 28.4(l)) and the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief executive officer or chief financial officer of Lessee as having been prepared in accordance with GAAP, together with (i) a certificate of such officer stating that the representations, warranties and covenants in Section 28.1 are true and correct in all material respects as of the date of such certificate and that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that Lessee has taken and proposes to take with respect thereto, and
     (ii) a schedule in form satisfactory to the Agent of the computations used by Lessee in determining compliance with the covenants contained in Sections 28.3(a), (b), (d), (e), (f) and 28.5; provided that in the event
                                                    --------
     of any change in generally accepted accounting principles used in the preparation of such financial statements, Lessee shall also provide, if necessary for the determination of compliance with Section 28.5, a statement of reconciliation conforming such financial statements to GAAP. Notwithstanding the foregoing, however, Lessee shall not be required to report consolidating numbers with respect to Smart & Final de Mexico, S.A. de C.V.

          (d) Annual Financials. As soon as available and in any event within 90
              -----------------
     days after the end of each fiscal year, a copy of the annual audit report for such year for Lessee and its Subsidiaries, including therein audited Consolidated and unaudited consolidating balance sheets of Lessee and its Subsidiaries as of the end of such fiscal year and audited Consolidated and unaudited consolidating statements of income and cash flows of Lessee and its Subsidiaries for such fiscal year, in each case with respect to such audited balance sheets and statements of income and cash flow accompanied by an opinion acceptable to the Agent of Arthur Andersen LLP or other independent public accountants of recognized standing acceptable to the Agent, together with (i) a certificate of such accounting firm to the Secured Parties stating that in the course of the regular audit of the business of Lessee and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (ii) a schedule in form satisfactory to the Agent of the computations used by such accountants in determining, as of the end of such fiscal year, compliance with the covenants contained in Sections 28.3(a), (b), (d), (e),
     (f) and 28.5 and including a comparison of the results for such fiscal year to the results for such fiscal year set forth in the forecast delivered pursuant to Section 28.4(l), and (iii) a certificate of the chief executive officer, chief financial officer, treasurer or controller of Lessee (A) stating that the representations, warranties and covenants in Section 28.1 are true and correct in all material respects as of the date of such certificate and that no Default has occurred and is continuing or, if a default has occurred and is continuing, a statement as to the nature thereof and the action that Lessee has taken and proposes to take with respect thereto, and (B) verifying, as of the end of such fiscal year, compliance with the covenants contained in Sections 28.3(a), (b), (d), (e),
     (f) and 28.5, and the computations (which shall be set forth therein) used in determining such compliance. Notwithstanding the foregoing, Lessee shall not be required to report consolidating numbers with respect to Smart & Final de Mexico, S.A. de C.V.

          (e) ERISA Events. Promptly and in any event within ten Business Days
              ------------
     after Lessee, any Subsidiary or any ERISA Affiliate knows or has reason to know that any material ERISA Event with respect to any such Person has occurred, a statement of the chief executive officer, chief financial officer, treasurer or controller of Lessee describing such ERISA Event and the action, if any, that the applicable Person has taken and/or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the United States Department of Labor or the PBGC with respect thereto.

          (f) Plan Terminations. Promptly and in any event within 10 Business
              -----------------
     Days after receipt thereof by Lessee, any Subsidiary or any ERISA Affiliate, copies of any notice from the PBGC stating its intention to terminate any Employee Benefit Plan or to have a trustee appointed to administer any such Employee Benefit Plan.

          (g) Plan Annual Reports. Promptly and in any event within 30 days
              -------------------
     after the receipt of a request therefor by the Agent or the Majority Lenders, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan of Lessee, each Subsidiary or each ERISA Affiliate.

          (h) Multiemployer Plan Notices. Promptly and in any event within 10
              --------------------------
     Business Days after receipt thereof by Lessee, any Subsidiary or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan on Lessee, any Subsidiary or any ERISA Affiliate, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by Lessee, any Subsidiary or any ERISA Affiliate in connection with any event described in clause (i) or (ii) above.

          (i) Litigation. As promptly as practicable, notice of the commencement
              ----------
     of, or any material adverse change in the status of or in the financial effect on any Credit Party or any Subsidiary thereof, any material actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Credit Party or any of its Subsidiaries of the type described in Section 4.01(d) of the Lessee Credit Agreement that is not disclosed in any report filed by Lessee with the Securities Exchange Commission or any governmental authority that may be substituted therefor.

          (j) Press Releases; Securities Reports. Promptly after the sending or
              ----------------------------------
     filing thereof, copies of all (i) press releases, (ii) proxy statements, financial statements and reports that any Credit Party or any of its Subsidiaries sends to its stockholders, and (iii) regular, periodic and special reports, and all registration statements, that any Credit Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

          (k) Environmental Conditions. Promptly after the assertion or
              ------------------------
     occurrence thereof, notice of any material Environmental Claim against or of any material noncompliance by any Credit Party or any of their respective Subsidiaries with any Environmental Law or Environmental Permit, or any condition or occurrence on any property of any Credit Party or any of their respective Subsidiaries that results in or could (i) form the basis for such material Environmental Claim or material noncompliance, or
     (ii) cause any property of any Credit Party or any of their respective Subsidiaries to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

          (l) Annual Forecasts. Together with the annual financial statements
              ----------------
     required pursuant to Section 28.4(d), forecasts prepared by management of Lessee, in form satisfactory to the Agent, of balance sheets, income statements and cash flow statements on a monthly basis for the fiscal year following such fiscal year and on an annual basis for each fiscal year thereafter until the Expiration Date, together with an explanation of the assumptions on which such forecasts are based.

          (m) Creditor Reports. If requested by the Agent, copies of any
              ----------------
     statement or report furnished to any holder of debt securities of any Credit Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement as to the occurrence of any "default" thereunder.

          (n) Lessee Credit Agreement Notices. Promptly upon receipt thereof,
              -------------------------------
     copies of (i) all notices, requests and other documents received by any Credit Party or any of its Subsidiaries under or pursuant to the transactions described in the Lessee Credit Agreement regarding any event that could materially impair the value of the interests or the rights of any Credit Party or otherwise have a Material Adverse Effect, (ii) any amendment, modification or waiver of any provision of the Lessee Credit Agreement or any related document (provided that compliance herewith shall not constitute a waiver of Section 28.3(j)), and (iii) from time to time upon request by the Agent, such information and reports regarding the Lessee Credit Agreement or any related document as the Agent may reasonably request; in each case, to the extent not otherwise required to be delivered to the Agent pursuant to any other clause of this Section 28.4.

          (o) Real Property. Within 30 days following any request by the Agent
              -------------
     (which request shall not be made more than once in any fiscal year unless a Default shall have occurred and be continuing), a report supplementing Schedules 28.1(r)(i) and 28.1(r)(ii), including an identification of all Owned Real Property and leased real property, as applicable, disposed of by any Credit Party or any of its Subsidiaries during the period from the Closing Date until delivery of such report or, if any such report has previously been provided, since the date of the most recent report, a list and description (including, if the Agent so requests, the street address, county or other relevant jurisdiction, state, record owner, book value thereof and, in the case of leases of property, the lessor, lessee, expiration date and annual rental cost thereof) of all real property acquired or leased during the period from the Closing Date until delivery of such report or, if any such report has previously been provided, since the date of the most recent report, and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete.

          (p) Insurance. Within 30 days following any request by the Agent
              ---------
     (which request shall not be made more than once in any fiscal year unless a Default shall have occurred and be continuing), a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for Lessee and its Subsidiaries and containing such additional information as the Agent, or any Secured Party through the Agent, may reasonably specify.

          (q) Other Information. Such other information respecting the business,
              -----------------
     condition (financial or otherwise), operations, performance, properties or prospects of any Credit Party as any Financing Party may from time to time reasonably request.

     28.5 Financial Covenants.
          -------------------

     So long as the Advance or any other Obligation of any Credit Party under any Operative Agreement shall remain unpaid, Lessee will:

          (a) Net Worth. Maintain at all times a Consolidated Net Worth of not
              ---------
     less than the sum of (i) $270,000,000, plus (ii) 50% of positive cumulative Consolidated Net Income for any fiscal quarter of Lessee ending after the fiscal quarter ending October 8, 2001 (but without any deduction for any period in which Consolidated Net Income is a negative number) plus (iii) 100% of the amount of all cash proceeds of any equity issuances by Lessee or any of its Subsidiaries after the date hereof.

          (b) Senior Leverage Ratio. Not permit the Senior Leverage Ratio at the
              ----------------------
     end of the fiscal quarters of Lessee set forth below to exceed the correlative ratio indicated:

  ---------------------------------------
  Fiscal Quarter           Leverage Ratio
  --------------           --------------
  ---------------------------------------
  Fourth Quarter 2001      3.25 to 1.0
  ---------------------------------------
  First Quarter 2002       3.25 to 1.0
  ---------------------------------------
  Second Quarter 2002      3.00 to 1.0
  ---------------------------------------
  Third Quarter 2002       3.00 to 1.0
  ---------------------------------------
  Fourth Quarter 2002      2.75 to 1.0
  ---------------------------------------
  First Quarter 2003       2.75 to 1.0
  ---------------------------------------
  Second Quarter 2003      2.75 to 1.0
  ---------------------------------------
  Third Quarter 2003       2.75 to 1.0
  ---------------------------------------
  Fourth Quarter 2003      2.50 to 1.0
  ---------------------------------------
  First Quarter 2004       2.50 to 1.0
  ---------------------------------------
  Second Quarter 2004      2.50 to 1.0
  ---------------------------------------
  Third Quarter 2004       2.25 to 1.0
  ---------------------------------------

          (c) Adjusted Leverage Ratio. Not permit the Adjusted Leverage Ratio at
              -----------------------
     the end of the fiscal quarters of Lessee set forth below to exceed the correlative ratio indicated:

  ----------------------------------------
  Fiscal Quarter            Leverage Ratio
  --------------            --------------
  ----------------------------------------
  Fourth Quarter 2001       4.5 to 1.0
  ----------------------------------------
  First Quarter 2002        4.5 to 1.0
  ----------------------------------------
  Second Quarter 2002       4.5 to 1.0
  ----------------------------------------
  Third Quarter 2002        4.5 to 1.0
  ----------------------------------------
  Fourth Quarter 2002       4.5 to 1.0
  ----------------------------------------
  First Quarter 2003        4.5 to 1.0
  ----------------------------------------

  ----------------------------------------
  Second Quarter 2003       4.5 to 1.0
  ----------------------------------------
  Third Quarter 2003        4.5 to 1.0
  ----------------------------------------
  Fourth Quarter 2003       4.25 to 1.0
  ----------------------------------------
  First Quarter 2004        4.25 to 1.0
  ----------------------------------------
  Second Quarter 2004       4.25 to 1.0
  ----------------------------------------
  Third Quarter 2004        4.25 to 1.0
  ----------------------------------------

          (d) Fixed Charge Coverage Ratio. Maintain at all times a Fixed Charge
              ---------------------------
     Coverage Ratio of not less than 2.0 to 1.0.

          (e) Capital Expenditures. Not make, or permit any of its Subsidiaries
              --------------------
     to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by Lessee and its Subsidiaries to exceed $50,000,000 during each of the fiscal years ending December 29, 2002 and December 28, 2003, respectively, and $55,000,000 during the fiscal year ending January 1, 2005 (such amount, for each such fiscal year, the "Maximum Expenditure Amount"), provided that the Maximum Expenditure Amount
      --------------------------
     for any fiscal year, beginning with the fiscal year ending December 28, 2003, shall be increased by an amount equal to the excess, if any, of the Maximum Expenditure Amount for the previous year (without giving effect to any previous adjustment made in accordance with this proviso) over the actual amount of Capital Expenditures made during such previous fiscal year, but in no event shall such increase exceed $10,0000,000

                                  ARTICLE XXIX

     29.1 Notices.
          -------

     All notices required or permitted to be given under this Lease shall be in writing and delivered as provided in the Participation Agreement.

                                  ARTICLE XXX

     30.1 Miscellaneous.
          -------------

     Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease and such jurisdiction or of such provision or of any other provision hereof in any other jurisdiction.

     30.2 Amendments and Modifications.
          ----------------------------

     Neither this Lease nor any Lease Supplement may be amended, waived, discharged or terminated except in accordance with the provisions of Section
12.4 of the Participation Agreement.

     30.3 Successors and Assigns.
          ----------------------

     All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     30.4 Headings and Table of Contents.
          ------------------------------

     The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     30.5 Counterparts.
          ------------

     This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

     30.6 GOVERNING LAW
          -------------

     THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

     30.7 [Not Used]
          ----------

     30.8 Memoranda of Lease and Lease Supplements.
          ----------------------------------------

     This Lease shall not be recorded; provided, Lessor and Lessee shall
                                       --------
promptly record (a) a memorandum of this Lease and the applicable Lease Supplement (in substantially the form of Exhibit B attached hereto) or a short
                                         ---------
form lease (in form and substance reasonably satisfactory to Lessor) regarding each Property promptly after the acquisition thereof in the local filing office with respect thereto, in all cases at Lessee's cost and expense, and as required under applicable law to sufficiently evidence this Lease and any such Lease Supplement in the applicable real estate filing records. Lessor (at the direction of the Agent) shall elect whether the costs and expenses incurred by Lessor and/or the Agent respecting the recordation of the above-referenced items shall be paid by either (i) Lessor (but only the extent amounts are available therefor with respect to the Advance) or (ii) Lessee; provided, amounts funded by Lessee with respect to such costs and expenses shall be a part of (and limited by) the Maximum Residual Guarantee Amount.

     30.9 Allocations between the Lenders and the Holders.
          -----------------------------------------------

     Notwithstanding any other term or provision of this Lease to the contrary, the allocations of the proceeds of the Properties and any and all other Rent and other amounts received hereunder shall be subject to the inter-creditor provisions between the Lenders and the Holders contained in the Operative Agreements (or as otherwise agreed among the Lenders and the Holders from time to time).

     30.10 Limitations on Recourse.
           -----------------------

     Notwithstanding anything contained in this Lease to the contrary, Lessee agrees to look solely to Lessor's estate and interest in the Properties (and in no circumstance to the Agent, the Lenders, the Holders or otherwise to Lessor) for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Properties or any other liability of Lessor to Lessee. Nothing in this Section 30.10 shall be
                                                         -------------
interpreted so as to limit the terms of Sections 6.1 or 6.2 or the provisions of
                                        ------------    ---
Section 12.9 of the Participation Agreement.

     30.11 WAIVERS OF JURY TRIAL.
           ---------------------

     EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE AND FOR ANY COUNTERCLAIM THEREIN.

     30.12 Exercise of Lessor Rights.
           -------------------------

     Lessee hereby acknowledges and agrees that the rights and powers of Lessor under this Lease have been assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements. Lessor and Lessee hereby acknowledge and agree that (a) the Agent shall, in its discretion, direct and/or act on behalf of Lessor pursuant to the provisions of Sections 8.2(h) and 8.6 of the Participation Agreement, (b) all notices to be given to Lessor shall be given to the Agent and (c) all notices to be given by Lessor may be given by the Agent, at its election.

     30.13 SUBMISSION TO JURISDICTION AND VENUE.
           ------------------------------------

     THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS
                                                                    -------
MUTANDIS.
--------

     30.14 USURY SAVINGS PROVISION.
           -----------------------

     IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY RENT OR PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THIS
SECTION 30.14 SHALL APPLY. ANY SUCH RENT OR PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH

AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS LEASE OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF LESSOR SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO LESSEE OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. ALL INTEREST PAID OR AGREED TO BE PAID TO LESSOR SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS LEASE SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.

     30.15 Release of Collateral.
           ---------------------

     Upon Lessee's written request to Lessor and notice to the Agent, Lessor shall release any item of Collateral described in a Subordinate Mortgage Instrument or the Subordinate Security Agreement if the disposition of such Collateral is permitted by and complies with Section 28.3(d) and if Lessor receives a certificate from a Responsible Officer of Lessee as to such compliance.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

                                     LESSOR:

                                     WELLS FARGO BANK NORTHWEST,
                                     NATIONAL ASSOCIATION, not
                                     individually, but solely as
                                     the Owner Trustee under S&F
                                     Trust
                                     1998-1


                                     By: /s/ C. Scott Nielsen
                                        ---------------------------------
                                     Name: C. Scott Nielsen
                                     Title:Vice President

                                [Lease Agreement]

                                     LESSEE:

                                     SMART & FINAL INC.


                                     By: /s/ Richard N. Phegley
                                        ----------------------------------
                                     Name: Richard N. Phegley
                                     Title: Senior Vice President and
                                            Chief Financial Officer


                                     By: /s/ Donald G. Alvarado
                                        ----------------------------------
                                     Name: Donald G. Alvarado
                                     Title:Senior Vice President and Secretary

                                    CERTAIN OF THE RIGHT, TITLE AND INTEREST OF
                                    THE OWNER LESSOR IN AND TO THIS FACILITY
                                    LEASE AND THE RENT DUE AND TO BECOME DUE
                                    HEREUNDER HAVE BEEN ASSIGNED AS COLLATERAL
                                    SECURITY TO, AND ARE SUBJECT TO A FIRST
                                    PRIORITY SECURITY INTEREST IN FAVOR OF FLEET
                                    CAPITAL CORPORATION, AS SECURED PARTY, AND
                                    THE OWNER LESSOR, AS DEBTOR.


                                    *Receipt of the original counterpart of the
                                    foregoing Lease Agreement is hereby
                                    acknowledged on this     day of November,
                                                         ---
                                    2001.

                                    FLEET CAPITAL CORPORATION


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________


                                    __________________________________________
                                    * This acknowledgement executed in the
                                    original counterpart only.

                                       ii